UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Matson, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

March 10, 2020

To the Shareholders of Matson, Inc.:

You are invited to attend the 2020 Annual Meeting of Shareholders of Matson, Inc.  (“Matson” or the “Company”), to be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Thursday, April 23, 2020 at 8:30 a.m., Hawaii Standard Time.  At the meeting, we will have the opportunity to discuss the Company’s financial performance during 2019, and our future plans and expectations.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s  “notice and access” rules.  On or around March 10,  2020, we expect to distribute to our shareholders either (i) a copy of our Proxy Statement, the accompanying proxy card and our annual report or (ii) the Notice of Internet Availability of Proxy Materials (the “Notice”) only.  The Notice contains instructions for how to access our Proxy Statement and annual report over the Internet and how to request a paper copy of the Proxy Statement and annual report.

Your vote is important – no matter how many or how few shares you may own.  Whether or not you plan to attend the Annual Meeting, please read the Proxy Statement and vote as soon as possible.  You may vote via the Internet or, if you receive printed proxy materials, by telephone or by mailing a proxy card.  Instructions for Internet and telephone voting are included in your proxy card and the Proxy Statement (if you receive your materials by mail).  Any shareholder attending the Annual Meeting may vote in person even if a proxy has been returned.

Thank you for your continued support of Matson.

Sincerely,
/s/ Matthew J. Cox
MATTHEW J. COX Chairman and Chief Executive Officer

Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Matson, Inc. will be held in the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii, on Thursday, April 23, 2020 at 8:30 a.m., Hawaii Standard Time, to:

1.	Elect the seven directors named in the proxy statement to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;
2.	Approve, on an advisory basis, executive compensation;
3.	Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2020; and
4.	Transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors has set the close of business on February 24, 2020 as the record date for the meeting.  Owners of Matson, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting.  Shareholders will be asked at the meeting to present a  valid, government-issued photo identification.  Shareholders holding stock in brokerage accounts must present a copy of a brokerage statement reflecting stock ownership as of the record date.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE VIA THE INTERNET OR IF YOU RECEIVE PRINTED PROXY MATERIALS, BY TELEPHONE OR BY MAILING THE PROXY CARD.

By Order of the Board of Directors,
/s/ Rachel C. Lee
RACHEL C. LEE Corporate Secretary
March 10, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 23, 2020
The Notice of Annual Meeting of Shareholders, Proxy Statement and the
Annual Report to Shareholders are available at www.proxyvote.com.

SUMMARY INFORMATION

This summary highlights information contained elsewhere in this Proxy Statement.  For more complete information, we encourage you to review the entire Proxy Statement and Matson’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019.

Annual Meeting of Shareholders

• Date and Time:	April 23, 2020 at 8:30 a.m. (HST)
• Place:	Bankers Club, 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii
• Record Date:	February 24, 2020
• Attendance:

All shareholders may attend the meeting.  Shareholders will be asked at the meeting to present a valid, government-issued photo identification.  If you are the beneficial owner of shares held in the name of your broker, bank or other nominee, you must bring proof of ownership in order to be admitted to the meeting.

• Voting:

Shareholders as of the record date are entitled to vote.  Each share of common stock is entitled to one vote for each director nominee and each of the other proposals.  You will need the 16‑digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Vote at www.proxyvote.com	Vote by Calling 1‑800‑690‑6903	Vote by Mail	Vote in Person

Meeting Agenda and Voting Recommendations

Agenda Item	Board Recommendation	Page
Election of seven directors	FOR	6
Advisory approval of our executive compensation	FOR	51
Ratification of selection of Deloitte & Touche LLP (“Deloitte”) as our independent auditors	FOR	54

Director Nominees

We are asking you to vote “FOR” all of the director nominees listed below.  Set forth below is summary information about each director nominee.

Nominee and Principal Occupation	Age	Director Since	Independent	Leadership/Committees
Matthew J. Cox, Chairman and Chief Executive Officer of Matson	58	2012	−	• Chairman of the Board
Stanley M. Kuriyama, Chairman of Alexander & Baldwin, Inc.	66	2016		• Lead Independent Director • Compensation • Nominating (Chair)

Nominee and Principal Occupation	Age	Director Since	Independent	Leadership/Committees
Constance H. Lau, President and Chief Executive Officer of Hawaiian Electric Industries, Inc.	67	2004		• Audit (Chair) • Nominating
Meredith J. Ching, Executive Vice President, External Affairs of Alexander & Baldwin, Inc.	63	−		• None
Thomas B. Fargo, non-executive Chairman of the Board of Huntington Ingalls Industries, Inc.	71	2011		• Audit
Mark H. Fukunaga, Chairman and Chief Executive Officer of Servco Pacific Inc.	64	2018		• Compensation • Nominating
Jenai S. Wall, Chairman and Chief Executive Officer of Foodland Super Market, Ltd.	61	2019		• Compensation • Nominating

For more information, please see “Proposal 1 – Election of Directors” in this Proxy Statement.

Corporate Governance Highlights

    Substantial majority of Board is independent (6 of 7 nominees)

    Commitment to Board diversity

    43% of director nominees are women (50% of independent directors)

    Balanced mix of director tenures, with average of 6 years

    Average board age of 64 years

    Annual election of directors

    Plurality plus vote for directors

    Board oversight of risk management

    Shareholder engagement program

    Lead Independent Director

    Board oversight of succession planning at all levels, including for directors and CEO

    Annual Board and committee self-evaluations

    Executive sessions of independent directors

    Continuing director education

    Strong executive and director stock ownership guidelines

    No supermajority voting requirements

    Board oversight of sustainability initiatives and political spending

Executive Compensation

We are asking you to vote “FOR”, on an advisory basis, our executive compensation.  Matson’s compensation philosophy is to align the Company’s objectives with shareholder interests through a compensation program that attracts, motivates and retains talented executives, and rewards outstanding performance.  In 2019, 80% of Mr. Cox’s and approximately 65% of the other NEO’s  target total direct compensation were variable and at-risk based on annual and long-term performance.

CEO Target Total Direct Compensation	Other NEO Target Total Direct Compensation

Salary
20%
Annual
Incentives
20%
Long-term
Incentives
60%

Salary
35%
Annual
Incentives
24%
Long-term
Incentives
41%

ii

At the 2019 Annual Meeting of Shareholders, our executive compensation program received strong support from shareholders with approximately 97% voting FOR our say on pay proposal.

Other Compensation Practices

Promote Good Pay Practices	Discourage Bad Pay Practices

    Change in control agreements that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made

    Pay packages for the CEO and NEOs that are in line with the Company’s peer group

    Different financial, operating and stock price performance metrics to determine incentive payments in annual and long-term incentive awards

    Vesting of 50% of annual equity award is tied to achievement of specified performance goals, including relative TSR

    Minimum vesting periods of three years on all equity awards to senior executives

    No-fault clawback policy that applies to all senior management

    Policy prohibiting hedging and other speculative transactions involving Company stock by employees, officers and directors

×    No employment contracts with any executive officer

×    No guaranteed bonus payments to executive officers

×    No bonus payouts that are not tied to performance

×    No single trigger vesting of equity in change of control

×    No pension payouts that are not proportional to pension payouts to employees generally

×    No excessive perquisites

×    No excessive severance or change in control provisions

×    No tax reimbursements or gross-ups

×    No dividends or dividend equivalents paid on unvested Performance Shares

×    No unreasonable internal pay disparity

×    No re-pricing or replacing of underwater stock options, without prior shareholder approval

×    No above-market interest on deferred compensation plans

For more information, please see “Executive Compensation” and “Proposal 2 – Advisory Vote to Approve Executive Compensation” in this Proxy Statement.

Auditors

As a matter of good corporate governance, we are asking you to vote “FOR” the ratification of the appointment by the Audit Committee of Deloitte as our independent auditors for the fiscal year ending December 31, 2020.  The following table summarizes the fees Deloitte billed to us for 2019 and 2018.  The Audit Committee pre-approved all audit, review and attest services performed by Deloitte.

Fiscal Year	Audit Fees ($)	Audit-Related Fees ($)	Tax Fees ($)	All Other Fees ($)
2019	2,400,000	20,000	75,000	0
2018	2,640,000	0	95,000	0

For more information, please see “Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm” in this Proxy Statement.

iii

Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

PROXY STATEMENT

Annual Meeting of Shareholders

Thursday, April 23, 2020

The Board of Directors (the “Board of Directors” or the “Board”) of Matson, Inc.  (“Matson” or the “Company”) is soliciting your proxy to vote at the 2020 Annual Meeting of Shareholders to be held on Thursday, April 23, 2020 at 8:30 a.m., Hawaii Standard Time, and any adjournment or postponement of that meeting (the “Annual Meeting”).  The Annual Meeting will be held at the Bankers Club on the 30th Floor of the First Hawaiian Center, 999 Bishop Street, Honolulu, Hawaii.  This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting of Shareholders were first mailed or otherwise made available, on or about March 10, 2020, to shareholders of record as of February 24,  2020, the record date for the Annual Meeting.

In accordance with rules and regulations adopted by the U.S.  Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each shareholder of record, we are furnishing proxy materials primarily on the Internet.  On or around March 10, 2020, we mailed to our shareholders (other than to certain registered holders, certain street name shareholders, or those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, which contains instructions as to how you may access and review on the Internet all of our proxy materials, including this Proxy Statement and our annual report.  The Notice of Internet Availability of Proxy Materials also instructs you as to how you may vote your proxy on the Internet.  If you would prefer to receive printed proxy materials, please follow the instructions for requesting printed materials contained in the Notice of Internet Availability of Proxy Materials.  This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who may attend the Annual Meeting?

All shareholders are invited to attend the Annual Meeting.  You will be asked to present a valid, government-issued photo identification.  If you are the beneficial owner of shares held in the name of your broker, bank or other nominee, you must also present a copy of a brokerage statement reflecting stock ownership as of the record date.

Who is entitled to vote at the Annual Meeting?

You are entitled to receive notice of, and to vote at, the Annual Meeting if you own shares of Matson common stock at the close of business on February 24,  2020, the record date for the Annual

Meeting.  At the close of business on the record date, there were 43,040,657 shares of Matson common stock issued and outstanding.  Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

What matters will be voted on at the Annual Meeting and what are the Board’s voting recommendations?

There are three proposals scheduled to be considered and voted on at the Annual Meeting:

•	Election of seven directors;
•	Advisory vote to approve executive compensation; and
•	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2020.

The Board recommends that you vote “FOR” each of the director nominees and “FOR” each of the other proposals.

How do I vote by proxy before the Annual Meeting?

If you are a shareholder of record, you may submit a proxy via the Internet, by telephone or by mail.

•

Submitting a Proxy via the Internet:  You can submit a proxy via the Internet until 11:59 p.m.  Eastern Daylight Time (5:59 p.m.  Hawaii Standard Time), on April 22, 2020, by accessing www.proxyvote.com and following the instructions you will find on the website.  You will need the control number provided on your proxy card or Notice of Internet Availability of Proxy Materials.  Internet proxy submission is available 24 hours a day.  You will be given the opportunity to confirm that your instructions have been properly recorded.

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Submitting a Proxy by Telephone:  You can submit a proxy for your shares by telephone until 11:59 p.m.  Eastern Daylight Time (5:59 p.m.  Hawaii Standard Time), on April 22, 2020, by calling 1‑800‑690‑6903.  Telephone proxy submission is available 24 hours a day.  Easy-to-follow voice prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded.  You will need the control number provided on your proxy card.

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Submitting a Proxy by Mail:  If you choose to submit a proxy by mail, simply mark your proxy card, date and sign it, and return it in the postage paid envelope provided with the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

By casting your vote in any of the ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions.  You may also attend the Annual Meeting and vote in person.

If you are a “street name” holder, you must provide instructions on voting to your broker, bank, trust or other nominee holder.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held.  If your shares are registered directly in your name with our independent transfer agent and registrar, Computershare Shareowner Services LLC, you are a “shareholder of record”.  If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder and you are considered the “beneficial owner” of the shares.  As the beneficial owner of shares, you have the right to direct your broker, trustee or nominee how to vote your shares, and you will receive separate instructions from your broker, bank or other holder of record describing how to vote your shares.

How many proxy cards might I receive?

You could receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts and custodial accounts) or in multiple accounts.  If your shares are held in “street name”, you will receive your proxy card or other voting information from your broker, bank, trust or other nominee, and you will return your proxy card or cards to such broker, bank, trust or other nominee.  You should complete and sign, or provide Internet or telephone voting instructions with respect to, each proxy card you receive.

Can I vote my shares in person at the Annual Meeting?

Yes.  If you decide to join us in person at the Annual Meeting and you are a “shareholder of record”, you may vote your shares in person at the Annual Meeting.  If you hold your shares as a “street name” holder and wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank, trust or other nominee, giving you the right to vote the shares at the Annual Meeting.  You will not be able to vote your shares at the Annual Meeting without a legal proxy.

Can I revoke my proxy or change my vote after I have submitted a proxy?

You may revoke your proxy or change your vote at any time before it is exercised by:

•	delivering to the Corporate Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the Annual Meeting;
•	delivering to the Corporate Secretary an executed proxy bearing a later date, before the vote is taken at the Annual Meeting;
•

submitting a proxy on a later date via the Internet or by telephone (only your last Internet or telephone proxy will be counted), before 11:59 p.m.  Eastern Daylight Time (5:59 p.m. Hawaii Standard Time), on April 22, 2020; or

•	attending the Annual Meeting and voting in person (your attendance at the Annual Meeting, in and of itself, will not revoke the proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:

Rachel C. Lee

Corporate Secretary

Matson, Inc.

555 12th Street

Oakland, California 94607

(510) 628‑4000

Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Corporate Secretary at the Annual Meeting before we begin voting.

If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to revoke your proxy or change your vote.

What constitutes a quorum for the Annual Meeting?

In order to take action on the proposals at the Annual Meeting, a quorum, consisting of a majority of the outstanding shares entitled to vote as of the record date, must be present in person or by proxy.  Abstentions and broker non-votes will be counted as shares that are present for purposes of determining quorum.

What are the voting requirements for each of the proposals?

Provided a quorum is present:

Proposal 1 – Election of directors:  Directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors.  A  “plurality” voting standard means that the seven nominees who receive the most “for” votes cast will be elected as directors.

Proposal 2 – Advisory vote to approve executive compensation:  The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to approve this proposal.

Proposal 3 – Ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020:  The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to approve this proposal.

What is a broker “non-vote”?

A broker “non-vote” occurs when a broker or other nominee who holds shares for a beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares.  Brokers will have discretionary voting power to vote shares for which no voting instructions have been provided by the beneficial owner only with respect to the proposal to ratify the appointment of the Company’s independent registered public accounting firm.  Brokers will not have such discretionary voting power to vote shares with respect to the election of directors or the advisory vote to approve executive compensation.

How will abstentions and broker non-votes affect the votes?

Abstentions and broker non-votes will have no effect on the voting results for any matter, as they are not considered to be votes cast.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If you provide specific voting instructions, your shares will be voted at the Annual Meeting in accordance with your instructions.  If you hold shares in your name (i.e., you are a shareholder of record and not a street-name holder) and sign and return a proxy card without giving specific voting instructions, your shares will be voted “FOR” each of the director nominees named in this Proxy Statement and “FOR”  Proposals 2 and 3,  in accordance with the Board’s recommendations.

Who will count the votes?

At the Annual Meeting, votes will be counted by an election inspector from the Company.  Such inspector will be present at the Annual Meeting to process and count the votes cast by our shareholders, make a report of inspection and certify as to the number of votes cast on each proposal.

Who will conduct the proxy solicitation and how much will it cost?

We are soliciting proxies from shareholders on behalf of our Board and will pay for all costs incurred by it in connection with the solicitation.  In addition to solicitation by mail, the directors, officers and employees of Matson and its subsidiaries may solicit proxies from shareholders in person or by telephone, facsimile or email without additional compensation other than reimbursement for their actual expenses.

We have retained Alliance Advisors, a proxy solicitation firm, to assist us in the solicitation of proxies for the Annual Meeting.  We will pay Alliance Advisors a fee of approximately $5,500 and reimburse the firm for reasonable out‑of‑pocket expenses.

Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with the forwarding of solicitation materials to the beneficial owners of our stock.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and expect to publish final results on a Form 8‑K filed with the SEC within four business days after the Annual Meeting.

If you have any questions about voting your shares or attending the Annual Meeting, please call our Corporate Secretary at (510) 628‑4000 or Alliance Advisors toll free at (855) 723‑7816.

PROPOSAL 1 — ELECTION OF DIRECTORS

The number of directors is currently fixed at seven.  On January 22, 2020, Mr. Baird notified the Chairman of the Board of Directors of Matson of his decision not to stand for re-election to the Board of Directors after his current term expires at the 2020 Annual Meeting of Shareholders.1  Our Board extends its gratitude to Mr. Baird for his dedication and service to the Company.  If elected, each Director nominee will serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

Director Nominees and Qualification of Directors

The nominees of the Board of Directors are the seven persons named below.  The Board of Directors believes that all nominees will be able to serve.  However, if any nominee should decline or become unable to serve for any reason, the proxy holder will vote your shares to approve the election of any replacement nominee proposed by the Board of Directors or just for the remaining nominees, leaving a vacancy.  Alternatively, the Board of Directors may reduce the size of the Board.

The following table provides the name, age (as of March 10, 2020) and principal occupation of each person nominated by the Board of Directors, their business experience during at least the last five years, the year each was first elected or appointed a director (including to predecessor companies) and qualifications of each director.  Our Board members have a diverse range of perspectives and are knowledgeable about our businesses.  Each director contributes in establishing a Board climate of trust and respect, where deliberations are open and constructive.  All of our Board members are U.S. citizens which helps ensure the Company remains in compliance with the requirements of the Merchant Marine Act of 1920, commonly referred to as the Jones Act.  In selecting nominees, the Board has considered these factors and has reviewed the qualifications of each nominee, which includes the factors reflected below:

1 At our 2019 Annual Meeting of Shareholders, Mr.  Baird received the support of approximately 57% of votes cast.  We believe this lower level of support was due to concerns of some institutional investors with his service on three public company boards.  The Board of Directors does not believe that Mr. Baird’s professional commitments ever limited his ability to devote sufficient time and attention to Matson Board duties.

Matthew J. Cox Age: 58 Director Since: 2012

•	Chairman of the Board of Matson since April 2017 and Chief Executive Officer since June 2012;
•	President of Matson from June 2012 to April 2017;
•	Chairman and CEO of Matson’s subsidiary, Matson Navigation Company, Inc. (“MatNav”) since June 2012;
•	President of MatNav from October 2008 to April 2017;
•	Variety of positions, including Vice President, Refrigerated Containers, at American President Lines (“APL”) (global container transportation company) from 1987 to 1999; and
•	Director of First Hawaiian, Inc. (Nasdaq:FHB) (bank holding company) (“First Hawaiian”) since 2016.
Director Qualifications

As a member of Matson’s senior management team for over 18 years and with more than 32 years of transportation and logistics experience, Mr. Cox brings to the Board an in-depth knowledge of all aspects of the Company’s operations, and is knowledgeable about Matson’s operating markets through his Matson, APL and other experience and his involvement in the Hawaii business community and local community organizations.

Stanley M. Kuriyama Age: 66 Director Since: 2016

•	Chairman of Alexander & Baldwin, Inc., Honolulu, Hawaii (NYSE:ALEX) (real estate investment trust) (“A&B”) since June 2012; and
•	Chief Executive Officer of A&B from January 2010 to December 2015; Director of A&B from January 2010 through June 2012; and executive Chairman of A&B from January 2016 to December 2016.

Director Qualifications

As the Chairman and former Chief Executive Officer of A&B, Mr. Kuriyama brings to the Board an in‑depth knowledge of Hawaii and Matson’s operating markets.  From September 2009 to June 2012, he also served as a Director and Chairman of the Board of the Company’s subsidiary, Matson Navigation Company, Inc., prior to the Company’s separation from A&B, and is knowledgeable about all aspects of the Company’s operations.  Mr. Kuriyama also has extensive involvement in the Hawaii business community and local community organizations.

Constance H. Lau Age: 67 Director Since: 2004

•

President, Chief Executive Officer and Director of Hawaiian Electric Industries, Inc., Honolulu, Hawaii (NYSE:HE) (electric utility/banking) (“HEI”) since May 2006 and former director of Hawaiian Electric Company, Inc. (“HECO”), a subsidiary of HEI, from May 2006 to May 2019; and

•	Chairman of the Board and Director of American Savings Bank, F.S.B. (“American Savings Bank”), a subsidiary of HEI, since May 2006.

Director Qualifications

As President, Chief Executive Officer and a director of HEI, the largest publicly-traded corporation in Hawaii, and as Chair of the Board of HEI’s banking subsidiary, Ms. Lau brings to the Board experience with capital intensive infrastructure and regulated industries as well as in managing complex business organizations.  She also serves as Chair, National Infrastructure Advisory Council, which advises the President of the United States on the security of critical infrastructure sectors, including transportation, and their information systems.  In addition, Ms. Lau has extensive experience in the banking industry and has been designated by the Board of Directors as an Audit Committee Financial Expert.  She also is knowledgeable about Hawaii and Matson’s operating markets through her involvement in the Hawaii business community and local community organizations.

Meredith J. Ching Age: 63 Director Since: 2020 Nominee

•	Executive Vice President, External Affairs of A&B since March 2018;
•	Senior Vice President, Government & Community Relations of A&B from June 2007 to March 2018; and
•	Director of Cincinnati Bell Inc. (NYSE:CBB) (telecommunications provider) since July 2018 and former director of Hawaiian Telcom Holdco, Inc. from May 2015 to June 2018.
•	Ms. Ching was recommended to the Nominating and Corporate Governance Committee for nomination as a director by a member of the Committee.

Director Qualifications

As Executive Vice President of External Affairs at A&B and through her extensive involvement in the Hawaii business community and local community organizations, Ms. Ching brings to the Board deep understanding about Hawaii and Matson’s operating markets.  She also has public company board experience via her service on the boards of Hawaiian Telcom and Cincinnati Bell Inc.

Thomas B. Fargo Age: 71 Director Since: 2011

•	Non-Executive Chairman of the Board, Huntington Ingalls Industries, Inc., Newport News, Virginia (NYSE:HII) (military shipbuilder) (“HII”) since March 2011[2];
•	Commander, U.S. Pacific Command, from May 2002 to March 2005;
•	John M. Shalikasvili Chair in National Security Studies at the National Bureau of Asian Research from 2010 to March 2016;
•	Owner of Fargo Associates, LLC (defense and homeland/national security consultancy) since 2005;
•	Director of HEI since March 2005 and former director of HECO from March 2005 to January 2017; and
•	Director of The Greenbrier Companies, Inc. (NYSE:GBX) (transportation equipment and services) since July 2015.

Director Qualifications

Through his various executive and leadership roles, Admiral Fargo brings to the Board experience in maritime and military operations and in managing complex business organizations.  He is knowledgeable about Hawaii and Matson’s operating markets through his involvement in the Hawaii business community and local community organizations.  Admiral Fargo also has extensive diplomatic, business and policy experience in Asia.  As the senior military commander in East Asia and the Pacific, he was responsible for U.S.  security arrangements and engagement with the respective governments of the region.

Mark H. Fukunaga Age: 64 Director Since: 2018

•	Chairman and Chief Executive Officer of Servco Pacific Inc., Honolulu, Hawaii (automotive distribution and retailing) (“Servco”) since March 1994.

Director Qualifications

As the Chairman and Chief Executive Officer of Servco, a company with operations in automotive distribution and retailing, and investments in venture capital and private equity, Mr. Fukunaga brings to the Board extensive operating experience and leadership skills.  He is knowledgeable about Hawaii and Matson’s operating markets through his involvement in the Hawaii business community and local community organizations.  In addition, Mr. Fukunaga has extensive business experience in the U.S.  Pacific Northwest, Asia and the Pacific Rim.

2 Adm. Fargo will retire from the HII board after its next annual meeting of shareholders to be held on April 28, 2020.

Jenai S. Wall Age: 61 Director Since: 2019

•

Chairman and Chief Executive Officer of Foodland Super Market, Ltd. (grocery retailer) (“Foodland”),  Food Pantry, Ltd., Kalama Beach Corporation and Pacific Warehouse, Inc.,  Honolulu, Hawaii since 1998; and

•	Director of First Hawaiian since August 2018 and former Director of A&B from April 2015 to April 2019.

Director Qualifications

As Chairman and Chief Executive Officer of Foodland, the largest locally-owned grocery retailer in Hawaii, and other entities in the Sullivan Family of Companies, Ms. Wall brings to the Board experience in managing complex business organizations and real-time logistics expertise.  She is knowledgeable about Hawaii and Matson’s operating markets through her involvement in the Hawaii business community and local community organizations.  She also has public company board experience via her service on the board of First Hawaiian.

The Board of Directors recommends that shareholders vote “FOR”
each of the seven nominees for director.

CORPORATE GOVERNANCE

Director Independence

The NYSE listing standards and our Corporate Governance Guidelines require that a majority of our Board of Directors and every member of the Audit, Compensation and Nominating and Corporate Governance Committees be “independent.”  The Board has reviewed each of its current directors and the additional nominee for director, and has determined that all of such individuals, with the exception of Mr. Cox, who is an executive officer of Matson, are independent under NYSE rules.  The Board had also previously determined that Michael J. Chun, who retired from the Board in April 2019 upon reaching the mandatory retirement age under the Company’s Bylaws, was independent under NYSE rules.  In making its independence determinations, the Board considered the transactions, relationships or arrangements described below in “Certain Information Regarding Directors and Executive Officers—Certain Relationships and Transactions”, as well as the following, none of which the Board deemed to be material to Matson:  Dr. Chun—Matson’s banking relationships with Bank of Hawaii, an entity of which Dr. Chun was a director; Admiral Fargo—Matson’s banking relationships with American Savings Bank, the corporate parent of which Admiral Fargo is a director; Mr. Fukunaga—Matson’s commercial relationships with Servco, an entity of which Mr. Fukunaga is chairman and chief executive officer; Ms. Lau—Matson’s banking relationships with American Savings Bank, the corporate parent of which Ms. Lau is president, chief executive officer, and a director; and Ms. Wall—Matson’s commercial relationships with Foodland, an entity of which Ms. Wall is chairman and chief executive officer, and Matson’s banking relationships with First Hawaiian Bank, an entity of which Ms. Wall is a director and the corporate parent of which Ms. Wall is a director.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine the optimal leadership structure to best serve the interests of shareholders.  The Board understands that there is no single, generally accepted approach to providing Board leadership.  Given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant.

The Company’s Bylaws and Corporate Governance Guidelines provide the Board flexibility to determine whether it is in the best interests of the Company and its shareholders to have a combined or separate Chairman of the Board and Chief Executive Officer (“CEO”).  The Board has combined the Chairman and CEO roles and designated a Lead Independent Director because it provides unified leadership and accountability in quickly and seamlessly identifying and carrying out the strategic priorities of the Company.  With its Lead Independent Director, this governance structure also provides a form of leadership that allows the Board to function independently from management and exercise objective judgment regarding management’s performance, and enables the Board to fulfill its duties effectively and efficiently.  The Lead Independent Director has significant responsibilities, which are set forth in the Company’s Corporate Governance Guidelines, including:

•	Consults with the Chairman on agendas and meeting schedules to assure that there is sufficient time for discussion of all agenda items;
•	Consults with the Chairman on information sent to the Board;
•	Facilitates the process for the Board’s self-evaluation;
•	Presides at Board meetings in the absence of the Chairman;
•	Presides at executive sessions of non-management directors;
•	Has authority to call meetings of the independent directors;

•	Serves as liaison between the independent directors and the Chairman and CEO; and
•	If appropriate, and in coordination with executive management, be available for consultation and direct communication with major shareholders.

The Board believes that the Company and its shareholders continue to be best served at this time by having Matthew J. Cox serve as the Chairman and CEO, and Stanley M. Kuriyama serve as the Lead Independent Director.

Board Evaluations

Each year, the Nominating and Corporate Governance Committee, together with the Lead Independent Director, oversees an annual Board and committee evaluation process to assess its performance and effectiveness.  As part of this process, Board members complete a questionnaire that requests subjective comment in key areas and solicits specific topics on which Directors would like to focus during the upcoming year.  The results are discussed by the Board in executive session at a separate meeting.  Each committee conducts its own self‑evaluation and reports the findings of the self-evaluations to the full Board.

The Board’s Role in Risk Oversight

The Board has oversight of the risk management process, which includes overseeing our process for identifying, assessing and mitigating significant financial, operational, legal, strategic, cybersecurity and other risks that may affect the Company.  Risk oversight plays a role in all major Board decisions and the evaluation of risk is a key part of the decision-making process.  For example, the identification of risks and the development of sensitivity analyses are key requirements for capital requests that are presented to the Board.  The Board administers its oversight role in part through the Audit Committee.  One of the Audit Committee’s responsibilities involves discussing policies regarding risk assessment and risk management.

This risk management process occurs throughout all levels of the organization, but is also facilitated through a risk management steering committee comprised of senior management, whose members meet regularly to identify and address specific significant risks.  Risk management is reflected in the Company’s compliance, auditing and risk management functions, and its risk-based approach to strategic and operating decision-making.  Management reviews its risk management activities with the Audit Committee and the full Board of Directors on a regular basis.  The Board periodically receives various reports on risk-related matters, including presentations by senior management that cover an overview of the risk management program and include risk management perspectives from each of Matson’s business segments in the company-wide strategic plan.

Pay Risk Assessment

In 2019, management worked with the Compensation Committee and Exequity LLP, an independent executive compensation consulting firm retained by the Compensation Committee, to review all Company incentive plans and related policies and practices, and the overall structure of total pay, pay mix, the risk management process and related internal controls.

The Company concluded that the risks arising from our incentive compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Board of Directors and Committees of the Board

The Board of Directors held seven meetings during 2019.  In conjunction with six of these meetings, the non‑management directors of Matson met in formally-scheduled executive sessions led by the Lead Independent Director.  In 2019, all directors attended more than 75% of the aggregate meetings of the Board of Directors and the Committees of the Board on which they served.  In addition, Matson’s directors are strongly encouraged to attend the Annual Meeting of Shareholders.  All of the directors then serving on the Board attended the 2019  Annual Meeting.

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which is governed by a charter, which is available on the corporate governance page of Matson’s website at www.matson.com.  Each committee meets regularly throughout the year, reports its actions to the Board, receives reports from senior management, annually evaluates its performance and can retain outside advisors.  The composition of each committee is set forth below:

	Audit	Compensation	Nominating and Corporate Governance
Matthew J. Cox
Constance H. Lau	Chair		
W. Blake Baird		Chair
Stanley M. Kuriyama			Chair
Thomas B. Fargo	
Mark H. Fukunaga			
Jenai S. Wall			

Audit Committee:  Each member is an independent director under the applicable NYSE listing standards and SEC rules.  In addition, the Board has determined that Ms. Lau and Mr. Baird are “Audit Committee Financial Experts” under SEC rules.  The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, and are summarized in the Audit Committee Report, which appears in this Proxy Statement.  The Audit Committee met five times during 2019.

Compensation Committee:  Each member is an independent director under the applicable NYSE listing standards and SEC rules.  The Compensation Committee has general responsibility for management and other salaried employee compensation and benefits, including incentive compensation and stock incentive plans, and for making recommendations on director compensation to the Board.  The Compensation Committee may form subcommittees and delegate such authority as the Compensation Committee deems appropriate, subject to any restrictions by law or listing standard.  For further information on the processes and procedures for consideration of executive compensation, see the “Executive Compensation – Compensation Discussion and Analysis”  section of this Proxy Statement.  The Compensation Committee met five times during 2019.

Nominating and Corporate Governance Committee:  Each member is an independent director under the applicable NYSE listing standards.  The functions of the Nominating and Corporate Governance Committee include recommending to the Board individuals qualified to serve as directors; recommending to the Board the size and composition of committees of the Board and monitoring the functioning of the committees; advising on Board composition and procedures; reviewing corporate governance issues; overseeing the annual evaluation of the Board; and ensuring that an evaluation of management occurs.  The Nominating and Corporate Governance Committee met four times during 2019.

Director Nomination Processes

The Nominating and Corporate Governance Committee identifies potential nominees by asking current directors to notify the Nominating and Corporate Governance Committee of qualified persons who might be available to serve on the Board.  From time to time, the Nominating and Corporate Governance Committee also engages firms that specialize in identifying director candidates.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders.  In considering such candidates, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate.  To have a candidate considered by the Nominating and Corporate Governance Committee, a shareholder must submit a written recommendation that meets the requirements of the Company’s Bylaws, including the name of the shareholder, evidence of the shareholder’s ownership of Matson stock (including the number of shares owned and the length of time of ownership), the name of the candidate, the candidate’s qualifications to be a director and the candidate’s consent for such consideration.

The shareholder recommendation and information described above must be sent to the Corporate Secretary at 555 12th Street, Oakland, California 94607.

The Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as a director are high ethical standards, a commitment to shareholders, a genuine interest in Matson and a willingness and ability to devote adequate time to a director’s duties.  The Company’s Corporate Governance Guidelines authorize the Nominating and Corporate Governance Committee to consider other factors it deems to be in the best interests of Matson and its shareholders, including whether nominees possess such knowledge, experience, skills, expertise and diversity to enhance the Board’s ability to manage and direct the business and affairs of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or NYSE rules.  While the Nominating and Corporate Governance Committee does not have a separate written diversity policy, it does consider diversity, including diversity of knowledge, skills, professional experience, gender, ethnicity, education, expertise, and representation in industries relevant to the Company, as an important factor in its evaluation of candidates.  The Nominating and Corporate Governance Committee reviews annually with the Board the composition of the Board as a whole and recommends any measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills and expertise to oversee the Company’s execution of its strategy.

Once a potential candidate has been identified by the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee reviews information regarding the person to determine whether the person should be considered further.  If appropriate, the Nominating and Corporate Governance Committee may request information from the candidate, review the person’s accomplishments, qualifications and references, and conduct interviews with the candidate.  The Nominating and Corporate Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to promote the effective functioning of the Board and its committees.  The guidelines provide details on matters such as:

•	Goals and responsibilities of the Board;
•	Selection of directors, including the Chairman of the Board and the Lead Independent Director;
•	Board membership criteria and director retirement age;
•	Stock ownership guidelines;
•	Director independence and executive sessions of non-management directors;
•	Board self-evaluation;
•	Board compensation;
•	Board access to management and outside advisors;
•	Board orientation and continuing education; and
•	Leadership development, including annual evaluations of the CEO and management succession plans.

“Plurality Plus” Policy.  Our Corporate Governance Guidelines provide that any director nominee who receives a greater number of “withhold” votes than “for” votes in an uncontested election is required to tender his or her resignation for consideration by the Nominating and Corporate Governance Committee of the Board.  The Nominating and Corporate Governance Committee will consider the resignation offer and recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken.  The Board will consider the recommendation of the Nominating and Corporate Governance Committee and will determine whether or not to accept the resignation offer.  Full details of this policy are set forth in our Corporate Governance Guidelines, which are available on the corporate governance page of Matson’s corporate website at www.matson.com.

Sustainability

Matson’s core values include being an industry leader in environmental stewardship and contributing positively to the communities in which we live and work.  We operate in some of the most pristine and environmentally sensitive areas in the Pacific, including the Hawaiian Islands, the coast of California, Puget Sound, the coast of Alaska and islands in the South Pacific.  In keeping with our core values, we are committed to protecting these areas.  The Board oversees our sustainability progress.  For more information about our sustainability initiatives, please see our website at www.matson.com/sustainability.  Websites provided throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement and is not incorporated herein by reference.

Compensation of Directors

The following table summarizes the compensation paid by Matson to non-employee directors for services rendered during 2019:

2019  DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
(a)	(b)	(c)	(g)	(h)
W. Blake Baird	90,250	100,010	2,849	193,109
Michael J. Chun	29,500	−	4,952	34,452
Thomas B. Fargo	79,000	100,010	16,442	195,452
Mark H. Fukunaga	83,500	100,010	2,849	186,359
Stanley M. Kuriyama	118,500	100,010	2,849	221,359
Constance H. Lau	95,000	100,010	2,849	197,859
Jenai S. Wall	62,625	100,010	−	162,635

(1)

Represents the grant-date fair value of restricted stock units granted in 2019.  Each director other than Dr. Chun was granted approximately $100,000 in restricted stock units.  At the end of 2019,  Messrs. Baird and Fukunaga,  and Mmes.  Lau and Wall each had 2,627 restricted stock units; Admiral Fargo had 4,761 restricted stock units; and Mr. Kuriyama had 9,143 restricted stock units.

(2)	Options have not been granted to directors since 2007. No non-employee directors had any stock options awards outstanding at the end of 2019.
(3)	Represents dividend equivalent amounts payable upon vesting of restricted stock units.

For 2019, non-employee directors received cash retainers as follows, all of which were pro-rated and paid quarterly:

Annual cash retainer:		$70,000
Additional annual cash retainer for Lead Independent Director:		$30,000
Additional annual cash retainers for committee service:	Chair	Member
Audit Committee	$19,000	$9,000
Compensation Committee	$12,500	$7,500
Nominating and Corporate Governance Committee	$11,000	$6,000

For any telephonic or in‑person board meetings in excess of seven meetings, a per meeting fee of $1,500 was paid to each director who attended such meetings.  Directors who are employees of Matson or its subsidiaries did not receive compensation for serving as directors.  Non-employee directors may defer half or all of their annual cash retainer and meeting fees until retirement or until a later date they may select; Mr. Fukunaga and Ms. Lau deferred all of their respective annual cash retainers and meeting fees in 2019.

Under the terms of the 2016 Incentive Compensation Plan, an automatic grant of approximately $100,000 in restricted stock units was awarded to each director who is elected or reelected as a non‑employee director at each Annual Meeting of Shareholders.  These awards have 100% cliff vesting on the earlier of the grant date anniversary or the next annual shareholders meeting following the date of the grant.  Non-employee directors may defer all or a portion of their vested shares until cessation of board service or the fifth anniversary of the award date, whichever is earlier.  Admiral Fargo and Mr. Fukunaga elected to make such a deferral in 2019.

Directors have business travel accident coverage of $200,000 for themselves and $50,000 for their spouses while accompanying directors on Matson business.  They also may participate in the Company’s matching gifts program for employees, in which the Company matches contributions to qualified cultural and educational organizations up to a maximum of $3,000 annually.

Director Share Ownership Guidelines

The Board has a Share Ownership Guideline Policy that encourages each non-employee director to own Matson common stock (including restricted stock units) with a value of five times the amount of the current cash retainer within five years of becoming a director.  All non-employee directors have met or are on track to meet the established guidelines.

Shareholder Engagement

Matson values the views of its shareholders, which is why we regularly and proactively engage with our largest shareholders throughout the year.  During 2019, members of our Board of Directors and management met or offered to meet with shareholders who collectively own approximately two-thirds of our stock to discuss our business strategy and operations, corporate governance practices and human capital management strategy, and to solicit feedback on these and a variety of other topics.  Shareholder perspectives are shared with the Board.

Communications with Directors

Shareholders and other interested parties may contact any of the directors, or the independent directors as a group, by mailing correspondence “c/o Matson Law Department” to Matson’s corporate offices at 555 12th Street, Oakland, California 94607.  The Law Department will forward such correspondence to the appropriate director(s).  However, the Law Department reserves the right not to forward any offensive or otherwise inappropriate materials.

SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

The following table lists the names and addresses of the only shareholders known by Matson to have owned beneficially more than five percent of Matson’s common stock outstanding as of December 31, 2019, the number of shares they beneficially own, and the percentage of outstanding shares such ownership represents, based upon the most recent reports filed with the SEC.  Except as indicated in the footnotes, such shareholders have sole voting and dispositive power over shares they beneficially own.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
BlackRock, Inc.	6,872,271(a)	16.03%
55 East 52nd Street
New York, NY 10055

The Vanguard Group	4,366,334(b)	10.18%
100 Vanguard Blvd.
Malvern, PA 19355

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
T. Rowe Price Associates, Inc.	3,930,634(c)	9.17%
100 E. Pratt Street
Baltimore, MD 21202

ArrowMark Colorado Holdings, LLC	2,989,607(d)	6.97%
100 Fillmore Street, Suite 325
Denver, Colorado 80206

Fuller & Thaler Asset Management, Inc.	2,560,186(e)	5.97%
411 Borel Avenue, Suite 300
San Mateo, CA 94402

Dimensional Fund Advisors LP	2,532,496(f)	5.91%
Building One
6300 Bee Cave Road
Austin, TX 78746

(a)

As reported in a  Schedule 13G/A filed with the SEC on February 4,  2020,  as of December 31, 2019,  BlackRock, Inc. has sole voting power over 6,790,100 shares and sole dispositive power over all 6,872,271 shares, and does not have shared voting or shared dispositive power over any shares.

(b)

As reported in a  Schedule 13G/A filed  with the SEC on February 12,  2020,  as of December 31, 2019,  The Vanguard Group has sole voting power over 37,182 shares, shared voting power over 500 shares, sole dispositive power over 4,329,961 shares, and shared dispositive power over 36,373 shares.

(c)

As reported in a  Schedule 13G/A filed with the SEC on February 14,  2020, as of December 31, 2019, T. Rowe Price Associates, Inc. has sole voting power over 792,512 shares and sole dispositive power over all 3,930,634 shares, and does not have shared voting or shared dispositive power over any shares.

(d)

As reported in a Schedule 13G filed with the SEC on February 14, 2020, as of December 31, 2019, ArrowMark Colorado Holdings, LLC has sole voting power and sole dispositive power over all 2,989,607 shares and does not have shared voting or shared dispositive power over any shares.

(e)

As reported in a Schedule 13G/A filed with the SEC on February 14, 2020, as of December 31, 2019, Fuller & Thaler Asset Management, Inc. has sole voting power over 2,504,989 shares and sole dispositive power over all 2,560,186 shares, and does not have shared voting or shared dispositive power over any shares.

(f)

As reported in a  Schedule 13G/A filed with the SEC on February 12, 2020,  as of December 31, 2019 (the “Dimensional Fund 13G”),  Dimensional Fund Advisors LP has sole voting power over 2,431,983 shares and sole dispositive power over all 2,532,496 shares (subject to the provision of Note 1 of the Dimensional Fund 13G), and does not have shared voting or shared dispositive power over any shares.

CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Directors and Executive Officers

The following table shows the number of shares of Matson common stock beneficially owned as of February 24, 2020 by each director and nominee, by each Named Executive Officer (as defined below), and by directors, nominees and executive officers as a group.  Except as indicated in the footnotes, directors, nominees and executive officers have sole voting and dispositive power over shares they beneficially own.

Name or Number in Group	Number of Shares Owned(a)	Stock Options(b)	Restricted Stock Units(c)	Total	Percent of Class
W. Blake Baird	11,515	0	2,627	14,142	*
Meredith J. Ching	23,255	0		23,255	*
Matthew J. Cox	202,644	31,861	0	234,505	*
Thomas B. Fargo	25,966	0	2,134	28,100	*
Mark H. Fukunaga	13,432	0	0	13,432	*
Stanley M. Kuriyama	29,848	0	2,627	32,475	*
Constance H. Lau	55,392	0	2,627	58,019	*
Jenai S. Wall	0	0	2,627	2,627
Joel M. Wine	114,712	90,335	0	205,047	*
Ronald J. Forest	50,269	28,648	0	78,917	*
Peter T. Heilmann	32,417	0	0	32,417	*
John P. Lauer	22,287	0	0	22,287	*

14 Current Directors and
Executive Officers as a
Group	663,188	162,975	13,228	839,391	1.95%

(a)	Amounts include shares as to which directors, nominees and executive officers have shared voting and dispositive power, as follows: Mr. Forest and spouse — 32,241 shares.
(b)

Amounts include shares deemed to be beneficially owned by directors, nominees and executive officers because they may be acquired within 60 days from February 24, 2020 through the exercise of stock options.

(c)

Amounts include shares deemed to be beneficially owned by directors, nominees and executive officers because they may be acquired within 60 days from February 24, 2020 upon the vesting of restricted stock units.

*     Represents less than 1%  of the issued and outstanding shares of the Company’s common stock as of February 24,  2020.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires Matson’s directors and executive officers, and persons who own more than 10% of Matson’s common stock, to file reports of ownership and changes in ownership with the SEC.   Based solely on a review of those reports filed with the SEC and any written representations that no other reports were required, Matson believes that, during fiscal 2019, its directors and executive officers and persons who owned more than 10% of Matson’s common stock filed all reports required to be filed under Section 16(a) on a timely basis, except that a  Form 4 to report an acquisition of shares for Mr. Fukunaga was inadvertently filed late due to an administrative error.

Certain Relationships and Transactions

Matson has adopted a written policy under which the Audit Committee must pre-approve all related person transactions that are disclosable under SEC Regulation S-K, Item 404(a).  Prior to entering into a transaction with Matson, directors and executive officers (and their family members) and shareholders who beneficially own more than five percent of Matson’s common stock must make full disclosure of all facts and circumstances to the Law Department.  The Law Department then determines whether such transaction requires the approval of the Audit Committee.  The Audit Committee considers all of the relevant facts available, including (if applicable) but not limited to:  the benefits to the Company; the impact on a director’s independence in the event the person in question is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally.  The Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

The Audit Committee has established written procedures to address situations when approvals need to be sought between meetings.  Whenever possible, proposed related person transactions will be included as an agenda item at the next scheduled Audit Committee meeting for review and approval.  However, if it appears that a proposed related person transaction will occur prior to the next scheduled Audit Committee meeting, approval will be sought from Audit Committee members between meetings.  Approval by a majority of the Audit Committee members will be sufficient to approve the related person transaction.  If a related person transaction is approved in this manner, the action will be reported at the next Audit Committee meeting.

Mr. Fukunaga, a director of Matson, is Chairman and Chief Executive Officer, and owns more than 10% of the common stock, of Servco.  Servco’s annual revenue is over $1 billion.  In 2019, Matson provided shipping services to or for the benefit of Servco for approximately $417,600, less than 0.02% of Servco’s annual revenue.  The transactions between Servco and Matson were conducted in the ordinary course of business on standard commercial terms.

Ms. Lau, a director of Matson, is President, Chief Executive Officer and Director of HEI, as well as Chairman of the Board of American Savings Bank, a subsidiary of HEI.  American Savings Bank currently has a 5.38%  participation in the Company’s $650,000,000, five-year unsecured revolving credit facility.  The credit facility, including American Savings Bank’s participation, was entered into in the ordinary course of business; was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender; and did not involve more than the normal risk of collectability or present other unfavorable features.  Ms. Lau abstained from voting when the Board approved the amendment and restatement of the revolving credit facility in 2017.

Ms. Wall, a director of Matson, is Chairman and Chief Executive Officer, and owns more than 10% of the common stock, of Foodland.  In 2019, Matson provided shipping services to or for the benefit of Foodland for approximately $317,000.  The transactions between Foodland and Matson were conducted in the ordinary course of business on standard commercial terms.

The parents of Vicente S. Angoco, the Senior Vice President, Pacific of Matson, own and operate a company which provides drayage of some Matson containers in Guam.  The approximate dollar value of the payment from Matson in connection with this service in 2019  was $422,000.  The brother of Mr. Angoco owns and operates a company with which the Company contracts for chassis repair and maintenance services in Guam.  The approximate dollar value of the payment from Matson in connection with this service in 2019  was $518,000.  The brother-in-law of Mr. Angoco owns and operates a company with which the Company contracts for the provision of temporary and contract workers in Guam.  The approximate dollar value of the payment from Matson in connection with this service in 2019  was $661,000.  Mr. Angoco has no monetary or other interest in any of the businesses described above.  These transactions were conducted in the ordinary course of business on standard commercial terms.

Code of Ethics

Matson has adopted a Code of Ethics that applies to the CEO, the Chief Financial Officer (“CFO”) and the Controller.  A copy of the Code of Ethics is posted on the corporate governance page of Matson’s corporate website, www.matson.com.  Matson intends to disclose any changes in or waivers from its Code of Ethics by posting such information on its website.

Code of Conduct

Matson has adopted a Code of Conduct, which is applicable to all directors, officers and employees, and is posted on the corporate governance page of Matson’s corporate website.  Matson intends to disclose any changes in its Code of Conduct or waivers from its Code of Conduct granted to directors or executive officers by posting such information on its website.

Executive Officers

The name of each executive officer of Matson, age as of March 10, 2020, and present and prior positions with Matson and business experience for the past five years are given below.  Generally, the term of office of executive officers is at the pleasure of the Board of Directors.

Vicente S. Angoco, Jr. (53):   Senior Vice President, Pacific since June 2012; Senior Vice President, Pacific of MatNav since January 2011; Vice President, Pacific of MatNav, March 2008 – January 2011; General Manager, Guam and Micronesia of MatNav, December 2006 – March 2008; first joined Matson or a subsidiary in 1996.

Matthew J. Cox (58):   Chairman of the Board since April 2017 and Chief Executive Officer since June 2012; President, June 2012 – April 2017; Chairman and CEO of MatNav since June 2012;  President of MatNav,  October 2008 – April 2017; Executive Vice President and Chief Operating Officer of MatNav,  July 2005 – September 2008; first joined Matson or a subsidiary in 2001.

Branton B. Dreyfus (66):   Senior Vice President, Alaska since January 2020; Vice President, Alaska, February 2019 – January 2020;  Vice President, Key Commodities, January 2019 – February 2019; Vice President, Equipment and Purchasing, May 2017 – February 2019; Vice President, West Coast Terminals and Vehicle Operations, July 2005 – May 2017; first joined Matson or a subsidiary in 1993.

Ronald J. Forest (64):   President since April 2017; Senior Vice President, Operations, June 2012 – April 2017;  President of MatNav since April 2017; Senior Vice President, Operations of MatNav, April 2003 – April 2017; first joined Matson or a subsidiary in 1995.

Peter T. Heilmann (51):   Senior Vice President and Chief Administrative Officer since April 2017 and General Counsel since April 2018;  Secretary, May 2012 – January 2018; Senior Vice President and Chief Legal Officer, March 2014 – April 2017; Senior Vice President and General Counsel of MatNav since March 2014; Chief Administrative Officer of MatNav since April 2017; Vice President and Deputy General Counsel of MatNav, May 2012 – February 2014; first joined Matson or a subsidiary in 2012.

John P. Lauer (59):   Senior Vice President and Chief Commercial Officer since April 2017; Senior Vice President, Ocean Services, March 2015 – April 2017;  Senior Vice President and Chief Commercial Officer of MatNav since April 2017; Senior Vice President, Ocean Services of MatNav, March 2015 – April 2017;  Vice President, Transpacific Services of MatNav, 2012 – March 2015; Director, Transpacific Services of MatNav, 2010 – 2012; first joined Matson or a subsidiary in 2007.

Rusty K. Rolfe (62):   Senior Vice President since June 2012; President of Matson Logistics since July 2012; Executive Vice President, Matson Logistics, August 2011 – July 2012; Executive Vice President, Matson Integrated Logistics, April 2006 – August 2011; first joined Matson or a subsidiary in 2001.

Joel M. Wine (48):   Senior Vice President and Chief Financial Officer since September 2011; Senior Vice President and Chief Financial Officer of MatNav since June 2012; first joined Matson or a subsidiary in 2011.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis (“CD&A”), Matson explains the material elements of its 2019 compensation practices for the executive officers named in the Summary Compensation Table on page 38 (collectively, the “Named Executive Officers” or “NEOs”).  The NEOs for 2019 are:

•	Matthew J. Cox, Chairman of the Board and Chief Executive Officer,
•	Joel M. Wine, Senior Vice President and Chief Financial Officer,
•	Ronald J. Forest, President,
•	Peter T. Heilmann, Senior Vice President, Chief Administrative Officer and General Counsel, and
•	John P. Lauer, Senior Vice President and Chief Commercial Officer.

Executive Summary

For 2019, Matson generated net income of $82.7 million, or $1.91 per diluted share, as compared to net income of $109.0 million, or $2.53 per diluted share, generated in 2018.  Earnings before interest, income taxes, depreciation and amortization (“EBITDA”) for 2019 decreased $33.0 million year-over-year to $264.3 million.  A reconciliation of our GAAP to non-GAAP results can be found in Exhibit A to this Proxy Statement.  Matson’s performance in 2019 was mixed with the China and Alaska tradelane services and Logistics making solid contributions, but the SSAT joint venture and Hawaii tradelane service coming in below expectations.  2019 was an important transition year for the Company with significant progress on investments in the Hawaii tradelane with the delivery of two new vessels, Kaimana Hila and Lurline, and the installation of three new gantry cranes at Sand Island.

The Company’s 2019 results generally fell below the targeted annual performance measures that were incorporated into the Board of Directors approved 2019‑2021 Operating Plan.  However, Matson’s three-year performance for the period ended December 31, 2019 under the equity compensation program was above target performance.  Each operating plan is Matson’s tactical and strategic view of future performance, and contains a three-year projection of financial and operating results, the key elements of which are incorporated as performance targets in the Company’s incentive compensation plans, as discussed in this CD&A.

In accordance with the Performance Share award provisions under the 2016 Incentive Compensation Plan (the “2016 Plan”), the 2017‑2019 equity award settlement did not take into consideration the financial impact of a non-trust post-retirement adjustment and 2017 tax reform, including any impact on tax rate changes.

Pay-for-performance.  In line with Matson’s continued emphasis on managing a compensation program that links pay to performance, performance-based awards are determined using the following performance metrics:  EBITDA for the Company’s annual cash incentive plan and the average annual return on invested capital (“ROIC”) and three-year cumulative total shareholder return (“TSR”) relative to peer indices for the Company’s Performance Share awards (“Performance Shares”).  These performance metrics align with Matson’s strategic objectives for profitable growth, efficient use of capital and increasing the value of Matson’s common stock for shareholders.  Compensation awarded to the NEOs for 2019 performance reflected Matson’s financial results:

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Annual Cash Incentive:   Below target performance of the overall Company goals and above target performance of individual goals resulted in payouts for NEOs ranging from approximately 91% to 97% of their respective targets.  See “Components of Executive Compensation — Annual Cash Incentives”.

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2017‑2019 Performance Shares:  Above target average ROIC performance and slightly below target relative TSR positioning resulted in payouts for NEOs of approximately 135% of their respective targets.  See “Components of Executive Compensation — Equity-Based Compensation”.

Matson’s Compensation Philosophy

The objective of Matson’s executive compensation program is to help attract, retain and motivate talented executives who provide strong leadership for Matson and develop and execute effective strategies that maximize long-term shareholder value.  The program is designed to be market competitive and emphasize pay-for-performance by making the majority of NEO compensation “at risk”.  This is accomplished by aligning incentive pay with the achievement of key annual and long-term operating goals, growth in shareholder value and individual performance.  In 2019, 80% of Mr. Cox’s and approximately 65% of the other NEOs’ target total direct compensation were variable and at-risk based on annual and long-term performance.  The material elements of total direct compensation for Matson’s NEOs are base salaries, annual cash incentives and equity incentives.  Annual equity awards are split evenly between time-based restricted stock units (“time‑based RSUs”) and Performance Shares that are measured over a 3‑year performance period.  NEOs are also eligible for retirement, severance and change in control termination benefits and participate in other employee health and welfare programs.

All elements of total direct compensation to the NEOs are generally benchmarked against the 50th percentile of competitive market practices.  However, market data is only one of many factors considered in determining individual executive pay, including demonstrated performance, experience in the position, scope of impact and internal equity with other executives.

In order to promote the compensation philosophy described above, Matson continues to monitor its existing pay practices, as highlighted below, to ensure that it adopts the best practices to the extent they are aligned to the business goals and strategy of the Company, as well as shareholder interests.

Promote Good Pay Practices	Discourage Bad Pay Practices

    Change in control agreements that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made

    Pay packages for the CEO and NEOs that are in line with the Company’s peer group

    Different financial, operating and stock price performance metrics to determine incentive payments in annual and long-term incentive awards

    Vesting of 50% of annual equity award is tied to achievement of specified performance goals, including relative TSR

    Strong executive and director stock ownership guidelines

×    No employment contracts with any executive officer

×    No guaranteed bonus payments to executive officers

×    No bonus payouts that are not tied to performance

×    No single trigger vesting of equity in change of control

×    No pension payouts that are not proportional to pension payouts to employees generally

×    No excessive perquisites

×    No excessive severance or change in control provisions

×    No tax reimbursements or gross-ups

×    No dividends or dividend equivalents paid on unvested Performance Shares

Promote Good Pay Practices	Discourage Bad Pay Practices

    Minimum vesting periods of three years on all equity awards to senior executives

    No-fault clawback policy that applies to all senior management

    Policy prohibiting hedging and other speculative transactions involving Company stock by employees, officers and directors

× No unreasonable internal pay disparity × No re-pricing or replacing of underwater stock options, without prior shareholder approval × No above-market interest on deferred compensation plans

Matson’s Continued Focus on Pay-for-Performance

Say-on-Pay Vote in 2019.  At the 2019 Annual Meeting of Shareholders, an advisory vote approved the compensation of the NEOs with over 97% of votes cast voting in favor of the executive compensation program.  The Compensation Committee took these results into consideration and concluded it should continue to apply the same basic compensation philosophy.

Pay-for-Performance Emphasis.  The following features of the 2019 NEO compensation program emphasize Matson’s focus on pay-for-performance:

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Performance Metrics are Aligned with Shareholder Value.  Matson’s performance-based awards are determined using the following performance metrics:  EBITDA for the Company’s annual incentive plan and ROIC and TSR relative to peer indices for the Company’s Performance Shares.  These performance metrics align with Matson’s strategic objectives for profitable growth, efficient use of capital and increasing the value of Matson’s common stock for shareholders.  The financial performance metrics used for annual cash and long-term incentive compensation are also different in order to avoid focusing the NEOs’ attention on a single performance goal at the expense of achieving other important goals for maximizing the long-term value of the Company for shareholders.

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Multi-Year Performance Periods to Emphasize Long-Term Growth.  Matson grants Performance Shares focused on multi-year performance over a three-year measurement period with vesting determined at the end of the period based on average annual ROIC and three-year cumulative TSR relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index.  The three-year performance period is intended to encourage Matson’s NEOs to focus on growth of the Company and shareholder value over a multi‑year period of time.  Performance Shares granted in 2019 will not be settled until 2022 following the end of the three-year performance period (FY 2019‑2021).

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No Stock Option Grants.  With its continued emphasis on granting awards that contain specific performance goals, such as the Performance Shares, Matson again did not grant stock options to its NEOs in 2019.

Compensation Decision Process

Role of the Compensation Committee.  The Compensation Committee of Matson’s Board makes all decisions about the compensation of the NEOs.  The process that it follows for Mr. Cox is different from the process for all other NEOs.

Determining CEO Compensation.  For decisions affecting the CEO’s compensation, the Board has a formal performance review process that starts at the beginning of the year with an analysis and establishment of the CEO’s future performance goals.  Mr. Kuriyama, in his role as Lead Independent

Director, directed this process in developing the CEO’s objectives.  Mr. Kuriyama reviewed a variety of factors, including the CEO’s prior performance objectives, the CEO’s achievement of those objectives, the performance of the Company, the Company’s current Operating Plan, as well as the Compensation Committee’s independent consultant’s market analysis and recommendations of CEO pay, including target annual incentive levels and equity grants.  Following the analysis and review process, Mr. Kuriyama received input from the Board of Directors, after which the Board finalized the CEO’s annual performance objectives.  The objectives for any given year include, but are not limited to, achieving the annual operating plan results, any growth initiatives, other strategic initiatives, and the CEO’s core responsibilities.  The objectives are documented as part of setting the CEO’s annual compensation package.

After completion of the fiscal year,  Mr. Kuriyama and the Compensation Committee conducted an assessment of the CEO’s performance against the objectives set at the beginning of the year and determined the payout of the CEO’s annual cash incentive.  Mr. Kuriyama and the Compensation Committee also reviewed competitive market data and determined the merit adjustment to the CEO’s base salary and size of equity incentive award to be granted.  The Compensation Committee subsequently presented the results of this process to the full Board of Directors.  The Board of Directors discussed the results of the assessment, including the areas of greatest strength and areas where improvements could be made.

Determining Compensation of other NEOs.  For decisions affecting the compensation of the other NEOs, the Compensation Committee follows a similar process, but takes into consideration recommendations made by Mr. Cox.

In evaluating pay actions and the mix of pay elements for all NEOs (including Mr. Cox), the Compensation Committee reviews:

•	A summary of the value of all compensation elements provided to the executive during the year;
•	Competitive market peer group and broader industry survey data;
•	Health and welfare benefits and retirement plan balances;
•	Prior compensation decisions and realized values for the past five years through tally sheets;
•	Business strategic goals and performance expectations;
•	Expected and actual Company and individual performance; and
•	Insight from the shareholder say-on-pay vote results.

The Compensation Committee uses the above information to evaluate the following:

•	Alignment of the pay program with the Compensation Committee’s commitment to pay-for-performance;
•	Consistency with competitive market practices;
•	Reasonableness and balance of pay elements as they relate to pay risk;
•	Year-to-year pay movement for each NEO to ensure it reflects any variations in annual performance and market conditions;
•	Internal pay equity with other executives based on individual performance, job scope and impact; and
•	The effect of potential future payments, awards and plan design changes on the executive’s total pay package.

Role of the CEO.  Mr. Cox recommends annual compensation actions for other NEOs to the Compensation Committee.  In consultation with each NEO, Mr. Cox develops individual performance plans that serve as the basis for the determination of annual incentive awards.  After the completion of the fiscal year,  Mr. Cox reviews executive officer performance relative to individual goals and Company performance and makes recommendations to the Compensation Committee about each officer’s incentive award.  In addition to performance results, Mr. Cox considers any changes in job scope, internal pay relationships to other executives, merit increase guidelines and market pay studies to recommend changes in base salary, annual cash incentive awards and equity awards for Compensation Committee approval.

Role of Independent Consultant.  The Compensation Committee believes that using an independent compensation consultant is important in developing executive compensation programs that are reasonable, consistent with Matson’s pay philosophy and market competitive.  Since the end of 2012, the Compensation Committee has retained Exequity LLP (“Exequity”), an independent executive compensation consulting firm, to provide executive compensation services.  Exequity reports directly to the Compensation Committee and the Compensation Committee Chair pre-approves all executive compensation engagements, including the nature, scope and fees of assignments.  Exequity advised the Compensation Committee on all aspects of executive compensation including the following during 2019:

•	Recommended peer group assessment criteria and identified and recommended potential peer companies;
•	Provided information on trends and regulatory developments for executive compensation;
•	Evaluated the size and structure of the components of Matson’s executive compensation program relative to the Company’s peer group and broader market practices;
•	Reviewed and commented on recommendations regarding executive pay, including target annual incentive levels and equity grants;
•	Reviewed the compensation risk assessment; and
•	Reviewed and assisted in the preparation of the executive compensation disclosure in the annual proxy statement.

Exequity also assessed Board pay levels, reviewed the structure of Board compensation, and recommended adjustments to Board pay.  In the course of fulfilling these responsibilities, a representative of Exequity attended four of the five Compensation Committee meetings held during the year, participated in executive sessions of the Compensation Committee without management present, and met with management from time to time to gather relevant information and provide input in assessing management proposals.  The Compensation Committee’s executive compensation decisions, including the specific amounts paid to Matson’s executive officers, are made through the exercise of its own judgment and may reflect factors and considerations other than the information and recommendations provided by Exequity, including the executive’s role and organizational impact, experience, tenure, sustained performance over time, and internal pay relationships.  Exequity has not provided any other services to the Compensation Committee and has received no compensation other than with respect to the services described above.

Pursuant to SEC rules, the Compensation Committee has assessed the independence of Exequity and concluded that no conflict of interest exists that would prevent Exequity from independently representing the Compensation Committee.

Role of Management.  Management assists the Compensation Committee in its role of determining executive compensation in a number of ways, including:

•	Providing management’s perspective on compensation plan structure and implementation;

•	Identifying appropriate performance measures and establishing individual performance goals that are consistent with the Board-approved Operating Plan;
•	Providing the data used to measure performance against established goals, with Mr. Cox providing perspective on individual executive performance and compensation amounts; and
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Providing recommendations, based on information provided by Exequity, regarding pay levels for NEOs in 2019 on the basis of plan formulas, salary structures and Mr. Cox’s assessment of individual officer performance.

Role of Market Data.  As there are few companies directly comparable to Matson in business mix, size and location of operation, based on the recommendation of Exequity, the Compensation Committee used a combination of peer group proxy statement data and published general industry survey data as a benchmark reference in the 2019 compensation decision-making process.  This competitive market data serves as only one of many factors the Compensation Committee considers in assessing and determining appropriate pay levels as it exercises its business judgment.  Other factors the Committee considers include Matson’s pay philosophy, incumbent job scope of responsibility, tenure, organization impact, internal equity, Company and individual performance, and historical pay actions.

Exequity conducted an independent review of the peer group and established the following selection criteria to develop a recommended peer group for the Compensation Committee’s approval:

•	Transportation-related companies (including air freight, airline, marine, railroad, trucking and logistics management operations);
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Companies with similar size characteristics, including annual revenues generally within one-half to two times Matson’s annual revenue and having a market capitalization that is generally less than five times Matson’s market capitalization; and

•	Additional companies that may be outside these size parameters but have other relevant business and operating characteristics to Matson and are influenced by similar economic and regulatory factors.

Based on these factors, Exequity recommended and the Compensation Committee approved a peer group of the following sixteen public transportation-related companies (“peer group”) for pay comparisons starting in 2018 for 2019 pay assessments:

•     ArcBest Corporation

•     Atlas Air Worldwide Holdings, Inc.

•     Bristow Group Inc.

•     Echo Global Logistics, Inc.

•     Forward Air Corporation

•     Genesee & Wyoming Inc.

•     Hawaiian Holdings, Inc.

•     Hub Group, Inc.

•     Kansas City Southern

•     Kirby Corporation

•     Knight-Swift Transportation Holdings Inc.

•     Landstar System, Inc.

•     Old Dominion Freight Line, Inc.

•     Saia, Inc.

•     SEACOR Holdings Inc.

•     Werner Enterprises, Inc.

Hornbeck Offshore Services, Inc., Overseas Shipholding Group, Inc.  and Tidewater Inc. were dropped due to their revenue position and Forward Air Corporation was added.  Matson is between the 25th and 50th percentiles of this peer group in revenue and market capitalization.  Given the limited number of relevant publicly traded transportation companies similar enough to Matson’s profile to serve as meaningful comparisons, the Compensation Committee believes the peer group recommended by Exequity provides a reasonable basis for analyzing compensation for Matson’s NEOs.  The Compensation Committee will continue to collect general industry data for similar revenue size companies as additional reference for competitive market analysis, particularly for NEOs other than Mr. Cox, given the limited number of similarly sized companies in the peer group and competition for talent with other industry segments.

Components of Executive Compensation

The material elements of compensation for Matson’s NEOs are base salaries, annual cash bonuses and equity incentives.  NEOs also are eligible for retirement, severance and change in control termination benefits and participate in other employee benefit programs.

Base Salary:  Salary is intended to provide a minimum fixed rate of pay which comprises less than 36% of an NEO’s target total direct compensation.  Salary increases can be awarded in recognition of extraordinary performance, organizational advancement and increasing levels of responsibility, as well as projections for market movement and merit guidelines established for the Company.  Generally, base salaries for Matson’s NEOs are based on the Compensation Committee’s determination of appropriate salary levels, taking into consideration peer group and survey information, Mr. Cox’s recommendations (for NEOs other than himself), the executive’s role in the organization, his performance during the prior fiscal year and relative pay position to other Matson executives.  In 2019, in connection with Matson’s overall merit program, the Compensation Committee increased the base salaries for all NEOs, including Mr. Cox, by 3% to keep up with inflation and general market practices.

Annual Cash Incentives:  Annual incentives for NEOs are provided through the Cash Incentive Plan (the “CIP”).  The CIP was designed to align performance incentives at all participating organization levels, to motivate executives to contribute to the Company’s success and to reward them if they achieve specific pre-established corporate and individual goals.  These goals are established in February of each year based on the use of the metrics described below.

Weighting of Goals.  The weighting of the corporate and individual goals depends on the executive’s position and responsibilities.  The intention is to weight a significant portion of the awards on the financial results of the Company, but balance that with important strategic and operating goals that have been established for the year through the individual portion.  The 2019 weighting is as follows:

Weighting of 2019 CIP Goals for NEOs

NEO	Corporate	Individual
Matthew J. Cox	70%	30%
Joel M. Wine	70%	30%
Ronald J. Forest	70%	30%
Peter T. Heilmann	70%	30%
John P. Lauer	70%	30%

Determination of Annual Cash Incentive Award.  Each component – corporate and individual – is evaluated against the respective performance goals.  There are three levels of award opportunities for each component:  threshold, target and extraordinary.  In 2019, the target award opportunity levels for NEOs ranged from 70% to 100% of salary, which is consistent with competitive market targets.  If a threshold goal is not achieved, there is no payout for that component.  If threshold goals are achieved, a participant receives 50% of the target award opportunity set for that component.  If target or extraordinary goals are achieved, a participant receives 100% or 200%, respectively, of the target award opportunity for that component.  Awards are prorated for performance between the threshold, target and extraordinary levels, as applicable.  No additional award is provided for performance above the extraordinary goal level.  The maximum achievable award in the aggregate is 200% of the NEO’s target award opportunity.

Mr. Cox reviews the annual individual incentive award calculations for each individual other than himself and makes recommendations to the Compensation Committee regarding payouts.  For Mr. Cox’s individual incentive award calculation, the Lead Independent Director reviews Mr. Cox’s individual performance achievement and provides the results to the Compensation Committee.  The Compensation Committee reviews and approves all awards and has discretion to modify recommended awards to take into consideration factors it believes appropriately reflect the performance of the Company and the individual.  Such factors vary, but may include, for individuals, adjustments for an executive taking on temporary but significant responsibilities in addition to his normal job role, or for the Company or a business unit, adjustments for extraordinary or unusual events.

Company Performance.  The corporate component measure in 2019 was based on the 2019‑2021 Operating Plan approved by the Board of Directors and was weighted 100% on consolidated EBITDA performance, subject to any adjustments made to accurately reflect the Company’s 2019 performance.  Any adjustments are at the sole discretion of the Compensation Committee.  EBITDA was selected as the CIP corporate performance measure because the Company believes it best reflects the annual operating results of business execution and profitability levels.  The Company believes that EBITDA is a critical annual operating performance measure and, in combination with the multi-year performance measures of ROIC and TSR (described below in “Performance Shares”), provides focus and alignment with shareholder interests.

Annual incentive goals at threshold, target and extraordinary (maximum) are approved by the Compensation Committee in February of each year.  The 2019 annual corporate and business unit targets reflected the Company’s Board‑approved Operating Plan.  When establishing the Operating Plan, management and the Board of Directors consider the historical performance of the Company, external elements such as economic conditions and competitive factors and Company capabilities.  In 2019, the Compensation Committee set threshold performance at 90% of target and extraordinary performance at 120% of target for EBITDA results.  The threshold and extraordinary goals were determined on the basis of the level of difficulty in achieving the target objective as well as establishing a reasonable range of performance variability around the Operating Plan target.

For determination of CIP award levels for 2019, the Company’s operating performance was compared to the performance goals approved by the Compensation Committee in February 2019.  Corporate goals and the actual result were as follows:

Company Performance Results Related to the 2019 CIP

Corporate Goal	Threshold	Target	Extraordinary	Actual
EBITDA (000s)	$254,884	$283,204	$339,845	$264,268

Individual Performance.  In addition to the corporate performance goal, 30% of each NEO’s 2019 award under the CIP was based on achieving individual goals, which reflect the NEO’s position in the Company and the activities of the NEO’s business function.  Individual goals contain performance metrics and are reviewed by the Compensation Committee each year.  Performance against individual goals is assessed at threshold, target and extraordinary levels; achievement of some but not all individual goals can result in a partial payout.  The primary individual NEO goals are listed below.

NEO	Individual Goals
Matthew J. Cox	• Perform core CEO responsibilities effectively
• Hawaii service vessel transition
• Effective execution of organic growth initiatives
• Achieve Company’s cost reduction and margin improvement initiatives

Joel M. Wine	• Perform core CFO responsibilities effectively
• Lead strategic growth initiatives and other critical initiatives within the Company
• Manage and improve the Company’s debt capital structure
• Matson South Pacific performance improvement • Achieve Company’s cost reduction and margin improvement initiatives

Ronald J. Forest	• Achieve operations expense and income objectives
• Achieve capital plan, dry-dock plan, vessel maintenance & repair plan and hull & machinery insurance reserve objectives
• Achieve service objectives • Manage Company’s new vessel program • Lead Company’s steamship recycling strategy • Achieve Company’s cost reduction and margin improvement initiatives

Peter T. Heilmann	• Oversee resolution of government investigations, general claims and litigation matters
• Manage and oversee legal aspects of significant corporate initiatives
• Perform core Chief Administrative Officer responsibilities effectively
• Oversee general regulatory compliance and mitigate future litigation risks through compliance • Achieve Company’s cost reduction and margin improvement initiatives

John P. Lauer	• Achieve Hawaii market share objectives
• Develop strategic commercial initiatives
• Develop growth initiatives • Achieve Company’s cost reduction and margin improvement initiatives • Achieve commercial fuel initiatives

Total Performance for 2019.  Actual CIP awards earned versus target averaged approximately 94% of the overall targeted goal payouts and were as follows:

2019 CIP Payouts for NEOs

NEO	2019 Target Award	Actual Award for 2019	% of Target	Corporate Performance Relative to Target	Corporate Component Payout(1) (70% Weighting)	Overall Individual Performance Rating	Individual Component Payout (30% Weighting)
Matthew J. Cox	$819,545	$781,600	95%	66.6%	$382,072	Above Target	$399,528

Joel M. Wine	$372,097	$344,405	93%	66.6%	$173,472	Above Target	$170,933

Ronald J. Forest	$371,315	$339,503	91%	66.6%	$173,107	Above Target	$166,396

Peter T. Heilmann	$297,052	$287,754	97%	66.6%	$138,485	Above Target	$149,269

John P. Lauer	$263,634	$241,541	92%	66.6%	$122,906	Above Target	$118,635

(1)	93% consolidated EBITDA performance resulted in a 66.6% corporate component payout.

Equity-Based Compensation:  The equity portion of the total compensation program is designed to:

•	Align management and shareholder interests;
•	Provide incentive to achieve strategic operating goals and increase shareholder value over the longer‑term; and
•	Motivate and retain Matson’s executives.

Performance Shares.  In 2019, Matson continued the use of Performance Share awards focused on multi-year performance over a three-year measurement period.  Settlement of the Performance Shares granted in 2019 is determined after the end of the three-year performance period (i.e., December 31, 2021).  The actual number of shares that vest is based on Matson’s three-year annual average ROIC performance against pre-established goals approved by the Compensation Committee in January 2019 (the primary performance measure) and Matson’s TSR as measured against the S&P Transportation Select Industry Index and S&P MidCap 400 Index over the three-year period (the performance modifier).  The total number of Performance Shares earned may range from zero to 200% of the target grant size based on the Company’s primary performance measure results and then that percentage is further adjusted +/- 25% based on the TSR performance modifier results.  No Performance Shares will vest sooner than three years from the date of grant except under certain circumstances in connection with the occurrence of a change in control of Matson.

On December 31, 2019, the performance period for the 2017‑2019 Performance Share grant ended.  For determination of the Performance Share award levels, the Company’s ROIC and TSR performance were compared to the performance goals approved by the Compensation Committee in January 2017.  ROIC is defined as (1) net income plus (2) after-tax interest expense divided by (3) average debt plus average total shareholders’ equity, subject to any adjustments made to accurately reflect the Company’s performance.  Any adjustments are at the sole discretion of the Compensation Committee.  2017‑2019 ROIC performance excludes any financial impact related to a non-trust post-retirement adjustment and 2017 tax reform, including any benefit related to tax rate changes, in accordance with the terms of the Performance Share award provisions.  Corporate goals and the actual results were as follows:

Company Performance Results Related to the 2017‑2019 Performance Share Awards

Corporate Goals	Threshold	Target	Extraordinary	Actual
3-Year Average ROIC	5.0%	6.2%	7.4%	6.7%
3-Year Relative TSR – MidCap 400	25th	50th	75th	42nd
3-Year Relative TSR – Transportation	25th	50th	75th	50th

Settlement of 2017‑2019 Performance Share Grant.  Actual Performance Share awards earned versus target were 134.7%, as follows:

2017‑2019 Performance Share Award Settlement for NEOs(1)

NEO	2017-2019 Target Award (#)	ROIC Performance Relative to Target	ROIC Payout %	TSR Performance	TSR Modifier % Applied to ROIC Payout %	2017-2019 Actual Award (#)
Matthew J. Cox	32,503	108.1%	140.3%	42nd/50th	-4%	43,781

Joel M. Wine	8,126	108.1%	140.3%	42nd/50th	-4%	10,945

Ronald J. Forest	8,795	108.1%	140.3%	42nd/50th	-4%	11,846

Peter T. Heilmann	6,996	108.1%	140.3%	42nd/50th	-4%	9,423

John P. Lauer	7,218	108.1%	140.3%	42nd/50th	-4%	9,721

(1)	For Messrs. Forest, Heilmann and Lauer, target and actual amounts include promotional Performance Share awards granted in April 2017.

Each NEO was awarded a 2017‑2019 Performance Share grant in January 2017.  Pursuant to the vesting provisions of these grants, vesting occurred on January 25, 2020, while approval of the performance results associated with the awards took place on January 22, 2020.  Additionally, Messrs. Forest, Heilmann and Lauer were awarded Performance Shares related to executive job promotions in April 2017.  The performance results for these grants were approved on January 22, 2020 and vesting will occur on April 28, 2020, contingent on satisfaction of the time-based vesting condition.  Therefore, the awards are included in the Outstanding Equity Awards at Fiscal Year-End table of this Proxy Statement.

Restricted Stock Units.  In 2019, the Company granted time-based RSUs to the NEOs.  Time‑based RSU grants align participant interests directly with shareholders and are intended to increase executive beneficial share ownership, focus the efforts of executives on improving long‑term stock price performance, and strengthen retention of participants through a three-year vesting period.

Equity-based grants are generally considered and granted annually in January by the Compensation Committee.  Mr. Cox makes recommendations for each NEO (other than himself) to the Compensation Committee which retains full discretion to set the grant amount.  In determining the type and size of a grant to an executive officer, the Compensation Committee generally considers, among other things:

•	Company and individual performance;
•	The executive officer’s current and expected future contributions to the Company;
•	Effect of a potential award on total compensation and pay philosophy;

•	Internal pay equity relationships;
•	Competitive market data;
•	Potential dilutive impact on shareholders and available share pool; and
•	Size and potential value of recent equity grants outstanding.

Standard equity grants were made to executives at Matson’s  January 2019 Compensation Committee meeting and NEO grants were allocated 50/50 between Performance Shares and time-based RSUs.

2019 Equity Awards for NEOs

	Annual Equity Award
NEO	Performance Shares	Time‑Based RSUs	Total Equity Value
Matthew J. Cox	$1,250,000	$1,250,000	$2,500,000
Joel M. Wine	$300,000	$300,000	$600,000
Ronald J. Forest	$300,000	$300,000	$600,000
Peter T. Heilmann	$250,000	$250,000	$500,000
John P. Lauer	$250,000	$250,000	$500,000

Combination of Total Direct Pay Elements:  The Company’s combination of pay elements for its NEOs is designed to place the emphasis on incentive compensation, while at the same time focusing on long‑term talent retention and maintaining a balanced program to ensure an appropriate relationship between pay and risk.   The Compensation Committee believes this is consistent with one of its key compensation objectives, which is to align management and shareholder interests.

Percentage of Target Total Direct Compensation Provided by Each Pay Element for 2019

	2019 Pay Elements
NEO	Salary	Annual Incentives	Long‑Term Incentives
Matthew J. Cox	20%	20%	60%
Joel M. Wine	35%	25%	40%
Ronald J. Forest	35%	25%	40%
Peter T. Heilmann	35%	24%	41%
John P. Lauer	33%	23%	44%

Retirement Benefits:  Matson provides various benefit plans to meet the retirement needs of all employees, including NEOs.  Retirement plans are an important part of the Company’s total compensation program designed to provide executives with the ability to plan for their future while keeping them focused on Matson’s present success.  The Pension Benefits for 2019 table of this Proxy Statement provides a more detailed description and estimated values for each NEO related to the Retirement Plan for Employees of Matson and Matson Excess Benefits Plan.  The basic objective of these plans is to provide long-term eligible employees with retirement benefits proportional to their cash-based compensation from Matson.

The Matson, Inc.  401(k) and Profit Sharing Plan for Non-Bargaining Employees:  The Company has a tax-qualified defined contribution retirement plan (the “401(k) Plan”) available to most non‑bargaining unit employees which includes a cash-based profit sharing incentive component with an award of zero to three percent of eligible base salary.  This component provides for discretionary contributions to participants’ retirement savings account of up to three percent of compensation based on the degree of achievement of income before taxes as established in the Company’s annual

Board‑approved Operating Plan.  No contribution was made to the NEOs’ accounts for 2019.  The 401(k) component of the 401(k) Plan provides for a match of the compensation deferred by a participant during the fiscal year.  The matching contribution for 2019 applicable to most participants, including all of the NEOs, was 100% of a participant’s deferrals up to three percent of eligible compensation.  The value of the Company’s 2019 401(k) matching contributions for NEOs is included in the Summary Compensation Table of this Proxy Statement.

Retiree Health and Welfare Plan:  The Company provides NEOs with the same retiree medical and life insurance benefits as are provided in general to all salaried non-bargaining unit employees.  These benefits are limited to only those employees (including NEOs) who joined the Company prior to January 1, 2008.  These benefits aid in retaining long-term service employees by providing a fixed dollar contribution towards the monthly premium based on the employee’s age and years of service.

Perquisites:  The Company provides limited perquisites to the NEOs.  These perquisites include Company-provided parking and reimbursement for spousal travel to certain Company events.

Severance Plan and Change in Control Agreements:  The Company maintains the Matson Executive Severance Plan (the “Severance Plan”) that covers each of the NEOs.  The Company has entered into change in control agreements (“Change in Control Agreements”) with all NEOs to retain talent during transitions due to a change in control of the ownership of the Company or other covered event, and to provide a competitive pay package.  Change in Control Agreements promote the continuation of management to ensure a smooth transition.  The Compensation Committee designed the agreements to provide a competitively structured program, and yet be conservative overall in the amounts of potential benefits.  The Compensation Committee’s decisions regarding other compensation elements are affected by the potential benefits under these arrangements, as the Compensation Committee considers how the terms of these arrangements and the other pay components interrelate.  These agreements and the Severance Plan are described in further detail in the “Other Potential Post‑Employment Payments” section of this Proxy Statement.

CEO Pay Ratio

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires the Company to disclose the CEO to median employee pay ratio.  The methodology management applied to determine the ratio is in accordance with the SEC’s guidance pursuant to Item 402(u) of Regulation S-K as detailed below.

For 2019, as permitted by SEC rules, Matson is computing the ratio using 2019 compensation for the median employee identified in 2017.  As Matson’s employee population and compensation programs are both substantially unchanged from 2017, the Company believes that the use of the 2017 median employee does not significantly impact the pay ratio disclosure.

For 2017, Matson identified the median employee using total taxable wages as reported in Box 1 of the W‑2 for all employees employed on December 31, 2017.  As the Company’s total combined employee population in China (approximately 80 employees) and New Zealand (approximately 45 employees) totaled less than five percent of the global employee population (approximately 2,550 full‑time, part-time and on-call employees), these foreign pay levels were excluded from the process used to determine the median employee.  For permanent employees newly hired in calendar 2017, total taxable wages were annualized for the year.

In determining the Summary Compensation Table amount of pay for both Mr. Cox and the median employee, management employed the same methodology used for NEOs as set forth in the 2019

Summary Compensation Table of this Proxy Statement.  The Company’s contribution to employee health plans was also included.  As illustrated below, using the Total Pay amounts, Matson’s 2019 CEO to median employee pay ratio is 39:1.

CEO to Median Employee Pay Ratio

	Summary Compensation Table Amount	+	Company Contributions to Health Plans	=	Total Pay
CEO	$4,475,035		$37,192		$4,512,227
Median Employee	$93,123		$22,435		$115,558

Tax and Accounting Considerations

In evaluating the compensation structure, the Compensation Committee considers tax and accounting treatment, balancing the effects on the individual and the Company.  The Compensation Committee considers, among other items, deductibility of executive compensation, as limited by Section 162(m) of the Internal Revenue Code, which generally disallows a tax deduction for compensation in excess of $1 million paid to certain executive officers.  The Tax Cuts and Jobs Act of 2017 repealed the performance-based exception to the deduction limit for compensation that is deductible in tax years commencing after December 31, 2017.  However, certain compensation is specifically exempt from the deduction limit under a transition rule to the extent that it is “performance based” as defined in Section 162(m) and subject to a “written binding contract” in effect as of November 2, 2017 that is not later modified in any material respect.  Even though performance awards granted to executives in 2019 are not eligible for the former exception from the deduction limitations of Section 162(m), the Company remains committed to tying the compensation of its executives to the performance of the Company.  The 2017 amendments to Section 162(m) did not have any meaningful impact on the design of the Company’s executive compensation programs, and they are not expected to have any meaningful impact in future years.

Policies and Practices

Share Ownership Guidelines:  To enhance shareholder alignment and ensure commitment to longer-term decision‑making that enhances shareholder value, the Company has share ownership guidelines.  Executives are required to own a value of stock equal to the salary multiple below within a five-year period:

Position	Salary Multiple
Chairman & CEO	5X
Other NEOs	3X

Messrs. Cox, Heilmann, Wine and Forest have met their respective requirements.  The measurement period for Mr. Lauer started in 2015 in connection with his promotion to executive officer, and he is on track to meet this requirement within the prescribed five-year period.

Equity Granting Policy:  Equity awards are typically granted to current employees at the January Compensation Committee meeting, and the meeting is generally scheduled on the fourth Wednesday of the month.  Equity grants for new hires or promoted employees are approved at regularly scheduled Compensation Committee meetings, which meetings are scheduled approximately 8‑12 months in advance of the meeting date.  The timing of these grants is made without regard to anticipated earnings or other major announcements by the Company.  For any outstanding stock options granted by the Company, the exercise price for stock option grants is the closing price on the date of the grant.

Policy Regarding Speculative Transactions and Hedging:  The Company has adopted a formal policy prohibiting directors, officers and employees from (i) entering into speculative transactions, such as trading in options, warrants, puts and calls or similar instruments involving Matson stock, or (ii) hedging or monetization transactions involving Matson stock.

Policy Regarding Recoupment of Certain Compensation:  The Company has adopted a formal “clawback” policy for senior management, including all NEOs.  Pursuant to such policy, the Company will seek to recoup certain incentive compensation, including cash bonuses and equity awards based upon the achievement of financial performance metrics, from executives in the event that the Company is required to restate its consolidated financial statements.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A section of this Proxy Statement with management and, based on these discussions and review, it has recommended to the Board of Directors that the CD&A disclosure be included in this Proxy Statement.

The foregoing report is submitted by Messrs. Baird (Chair), Fukunaga and Kuriyama and Ms. Wall.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is, or was during or prior to fiscal 2019, an officer or employee of the Company or any of its subsidiaries.  None of the Company’s executive officers serves or served as a director or member of the compensation committee of another entity where an executive officer of such other entity serves or served as a director or member of the Compensation Committee of the Company.

Summary Compensation Table

The following table summarizes the compensation paid by Matson to the NEOs in 2019, 2018, and 2017:

2019 SUMMARY COMPENSATION TABLE

								Change in
								Pension Value
								and
								Nonqualified
							Non-Equity	Deferred
				Stock		Option	Incentive Plan	Compensation	All Other
Name and		Salary	Bonus	Awards		Awards	Compensation	Earnings	Compensation		Total
Principal Position	Year	($)	($)	($)(1)		($)(2)	($)(3)	($)(4)	($)		($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)		(j)
Matthew J. Cox	2019	813,119	—	2,484,702	(5)	—	781,600	301,308	94,306	(6)	4,475,035
Chairman and Chief	2018	789,436	—	2,511,612		—	1,122,856	47,396	93,299		4,564,599
Executive Officer	2017	766,442	—	2,412,048		—	1,044,033	140,087	83,830		4,446,440

Joel M. Wine	2019	527,399	—	596,326	(5)	—	344,405	167,398	23,963	(6)	1,659,491
Senior Vice President and	2018	512,037	—	602,794		—	524,710	47,521	39,400		1,726,462
Chief Financial Officer	2017	497,124	—	603,030		—	481,911	68,058	36,990		1,687,113

Ronald J. Forest	2019	526,290	—	596,326	(5)	—	339,503	180,704	24,485	(6)	1,667,308
President	2018	510,962	—	602,794		—	516,849	0	37,871		1,668,476
	2017	445,419	—	594,805		—	467,776	110,808	29,947		1,648,755

Peter T. Heilmann	2019	421,032	—	496,993	(5)	—	287,754	106,765	26,535	(6)	1,339,079
Senior Vice President, Chief	2018	408,769	—	502,360		—	419,969	38,026	33,856		1,402,980
Administrative Officer and	2017	390,928	—	499,874		—	387,870	44,789	31,360		1,354,821
General Counsel

John P. Lauer	2019	373,666	—	496,993	(5)	—	241,541	93,920	21,719	(6)	1,227,839
Senior Vice President and	2018	362,783	—	502,360		—	340,089	24,863	31,297		1,261,392
Chief Commercial Officer	2017	343,020	—	497,062		—	337,712	62,912	25,083		1,265,789

(1)

Represents the grant-date fair value of time-based RSUs and the grant-date fair value of Performance Shares (assuming the target level of performance is attained) for the fiscal year identified in column (b).

(2)	No stock option grants were made in 2017, 2018, or 2019.
(3)	Represents the NEO’s actual award under the CIP for the fiscal year identified in column (b) payable in cash in February of the following year.
(4)	All amounts are attributable to the aggregate change in the actuarial present value of the NEO’s accumulated benefit under all defined benefit and actuarial pension plans.
(5)

Includes the grant date fair value of Performance Shares at target of $1,234,669 for Mr. Cox, $296,319 for Mr. Wine, $296,319 for Mr. Forest, $246,960 for Mr. Heilmann, and $246,960 for Mr. Lauer.  The grant date fair value of these Performance Share awards at maximum are $3,086,690 for Mr. Cox, $740,815 for Mr. Wine, $740,815 for Mr. Forest, $617,417 for Mr. Heilmann, and $617,417 for Mr. Lauer.

(6)

Represents dividends paid on unvested time-based RSUs, the Company’s contributions to the 401(k) plan, and, for Mr. Cox, the cost of Company-provided parking and reimbursement for spousal travel to certain Company events.

Grants of Plan-Based Awards

The following table contains information concerning the equity and non-equity grants under Matson’s incentive plans during 2019 for the NEOs:

2019 GRANTS OF PLAN-BASED AWARDS

								All Other	Grant
								Stock	Date Fair
								Awards:	Value of
		Estimated Possible Payouts			Estimated Future Payouts			Number of	Stock
		Under Non-Equity Incentive			Under Equity Incentive			Shares of	And
		Plan Awards(1)			Plan Awards(2)			Stock or	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)(4)	($)(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)
Matthew J. Cox	—	409,773	819,545	1,639,090	—	—	—	—	—
	1/23/2019	—	—	—	7,026	37,471	93,678	—	1,234,669
	1/23/2019	—	—	—	—	—	—	37,471	1,250,033

Joel M. Wine	—	186,048	372,097	744,194	—	—	—	—	—
	1/23/2019	—	—	—	1,687	8,993	22,483	—	296,319
	1/23/2019	—	—	—	—	—	—	8,993	300,006

Ronald J. Forest	—	185,658	371,315	742,630	—	—	—	—	—
	1/23/2019	—	—	—	1,687	8,993	22,483	—	296,319
	1/23/2019	—	—	—	—	—	—	8,993	300,006

Peter T. Heilmann	—	148,526	297,052	594,104	—	—	—	—	—
	1/23/2019	—	—	—	1,406	7,495	18,738	—	246,960
	1/23/2019	—	—	—	—	—	—	7,495	250,033

John P. Lauer	—	131,817	263,634	527,268	—	—	—	—	—
	1/23/2019	—	—	—	1,406	7,495	18,738	—	246,960
	1/23/2019	—	—	—	—	—	—	7,495	250,033

(1)

Amounts reflected in this section relate to estimated payouts under the CIP.  The value of the actual payouts is included in the Non‑Equity Incentive Compensation column of the Summary Compensation Table.

(2)

Amounts in this section reflect Performance Share grants made in 2019 with award achievement determined at the end of the 3‑year performance period as of December 31, 2021.  Actual number of Performance Shares earned will be determined based on the Company’s  3‑year annual average ROIC and 3‑year TSR measured relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index.

(3)	Amounts in this section reflect time-based RSU grants.
(4)	No stock option grants were made in 2019.
(5)

Based upon the closing price of Matson common stock on the date of grant for time-based RSUs, which was $33.36 on January 23, 2019, and grant date fair value for performance shares, which was $32.95 on January 23, 2019.

The CIP is based on corporate and individual goals.  Performance measures, weighting of goals and target opportunities are discussed in the CD&A section of this Proxy Statement entitled “Components of Executive Compensation – Annual Cash Incentives”.

Under the predecessor plans to the 2016 Plan, the Company issued stock options that vest in equal increments over three years and have a maximum term of 10 years.  They continue to vest and are exercisable for three years after disability, normal retirement at age 65 or older or approved early retirement at age 55 (with five years of service) but may not be exercised any later than 10 years after the grant date.  Vesting automatically accelerates in the event of death and the executive’s personal representative has up to 12 months to exercise the stock options.  Stock options automatically vest on the specified effective date of a change in control if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company.  If an employee is terminated due to misconduct or engages in conduct considered materially detrimental to the business, then the option terminates immediately.  If an employee ceases to be employed for any other reason the option may be exercised within three months of termination to the degree vested at the time of termination.  Stock options cannot be re-priced under the 2016 Plan without shareholder approval.  No stock options were granted in 2019.

In 2019, the Company issued time-based RSUs under the 2016 Plan that vest in equal increments over three years.  Time-based RSUs that are unvested will automatically vest upon death or permanent disability.  Time-based RSUs will partially vest on a prorated basis upon normal retirement at age 65 or older or approved early retirement at age 55 (with five years of service).  Upon the effective date of any change in control, any unvested time-based RSUs automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company.  Under the 2016 Plan, grantees receive dividend equivalents on RSUs outstanding as of the dividend record date, at the same rate as is payable on the Company’s common stock.

In 2019, the Company granted Performance Shares under the 2016 Plan.  The actual number of Performance Shares earned will be determined at the end of the performance period as of December 31, 2021 based on the Company’s three year annual average ROIC (the primary performance measure) and three year TSR measured relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index (the TSR modifier), as shown in the table that follows.  Actual performance at the target performance level for the ROIC measure results in earning 100% of the target Performance Share award; actual performance at the 80% threshold level ROIC results in earning 25% of the target award; actual performance below the threshold ROIC level results in no awards earned; and actual performance at the 120% extraordinary ROIC level results in earning the maximum number of units equal to 200% of the target number of Performance Shares.  For actual performance between threshold, target and extraordinary, awards are determined based on straight line interpolation.  If TSR performance is at the 50th percentile of the market indexes, there is no modification to the number of Performance Shares earned based on ROIC; if TSR performance is at or better than the 75th percentile of the market indexes, the number of Performance Shares earned will be increased by 25%; if TSR performance is at or below the 25th percentile of the market indexes, the number of Performance Shares earned will be reduced by 25%.  Award adjustment for relative TSR results between these performance levels will be interpolated on a straight-line basis.  Maximum total Performance Shares awarded can be up to 250% of target.  If participants receiving a Performance Share award terminate employment prior to vesting for any reason other than death, permanent disability, normal retirement or approved early retirement, their awards will not vest.  If a participant terminates due to death, permanent disability, normal retirement or approved early retirement, his or her award will be prorated on the basis of the number of full or partial months employed during the performance period and the actual amount earned at the end of the performance period.  If there is a change in control of the Company, the performance vesting requirements applicable to the Performance Shares will terminate and the number of Performance Shares that may become issuable to each participant will become fixed based on the formula described below under the heading “Other Potential Post-Employment Payments” and any unvested Performance Shares will automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company.  No dividend equivalents are paid on outstanding Performance Shares.

Set forth below are the details of the TSR modifier and payout adjustment:

Relative TSR Performance (applied to ROIC Payout %)	TSR Modifier Adjustment
>75th percentile	+25%
50th percentile	0%
< 25th percentile	-25%

Adjustments for the TSR modifier between performance levels will be interpolated on a straight-line basis:

	ROIC Performance		TSR Performance
Performance Level	Performance as a % of Target	Payout as a % of Target	TSR Modifier	Total Payout as a % of Target
Extraordinary	120%	200%	-25% to +25%	150% - 250%
Target	100%	100%	-25% to +25%	75% - 125%
Threshold	80%	25%	-25% to +25%	18.75% - 31.25%

Outstanding Equity Awards at Fiscal Year End

The following table contains information concerning the outstanding equity awards owned by the NEOs as of December 31, 2019:

2019 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(1)
(a)	(b)	(c)	(d)	(e)($)	(f)	(g)		(h)	(i)		(j)
Matthew J. Cox	31,861		N/A	23.74	1/24/2022	74,946	(3)	3,057,797	121,214	(4)	4,945,531

Joel M. Wine	60,381		N/A	21.46	8/31/2021	18,096	(5)	738,317	29,529	(6)	1,204,783
	29,954			23.74	1/24/2022

Ronald J. Forest	16,394		N/A	20.84	1/25/2021	18,318	(7)	747,374	30,430	(8)	1,241,544
	12,254			23.74	1/24/2022

Peter T. Heilmann	N/A		N/A			15,156	(9)	618,365	24,911	(10)	1,016,369

John P. Lauer	N/A		N/A			15,230	(11)	621,384	25,209	(12)	1,028,527

(1)	Market value of stock not vested based on December 31, 2019 closing stock price of $40.80.
(2)

Represents 2018‑2020 and 2019‑2021 Performance Shares at target performance, actual settlement of the 2017‑2019 Performance Shares granted in January 2017, and for Messrs. Forest, Heilmann and Lauer, the 2017‑2019 Performance shares granted in April 2017 at 134.7% of target.

(3)

Vesting date of time-based RSUs — 12,490 shares on 1/23/2020; 13,320 shares on 1/24/2020; 10,834 shares on 1/25/2020; 12,491 shares on 1/23/2021; 13,321 shares on 1/24/2021; and 12,490 shares on 1/23/2022.

(4)

2017‑2019 Performance Shares settled with vesting date — 43,781 shares on 1/25/2020.  Target 2018‑2020 and 2019‑2021 Performance Shares contingent on meeting performance thresholds with vesting date — 39,962 shares on 1/24/2021; and 37,471 shares on 1/23/2022.

(5)	Vesting date of time-based RSUs — 2,998 shares each on 1/23/2020 and 1/23/2022; 3,197 shares each on 1/24/2020 and 1/24/2021; 2,709 shares on 1/25/2020; and 2,997 shares on 1/23/2021.
(6)

2017‑2019 Performance Shares settled with vesting date — 10,945 shares on 1/25/2020.  Target 2018‑2020 and 2019‑2021 Performance Shares contingent on meeting performance thresholds with vesting date —9,591 shares on 1/24/2021; and 8,993 shares on 1/23/2022.

(7)

Vesting date of time-based RSUs — 2,998 shares each on 1/23/2020 and 1/23/2022; 3,197 shares each on 1/24/2020 and 1/24/2021; 1,354 shares on 1/25/2020; 1,577 shares on 4/28/2020; and 2,997 shares on 1/23/2021.

(8)

2017‑2019 Performance Shares settled with vesting date — 5,472 shares on 1/25/2020.  2017‑2019 Performance Shares to be settled with vesting date — 6,374 shares on 4/28/2020.  Target 2018‑2020 and 2019‑2021 Performance Shares contingent on meeting performance thresholds with vesting date — 9,591 shares on 1/24/2021; and 8,993 shares on 1/23/2022.

(9)

Vesting date of time-based RSUs — 2,498 shares each on 1/23/2020 and 1/23/2022; 2,665 shares on 1/24/2020; 1,806 shares on 1/25/2020; 526 shares on 4/28/2020; 2,499 shares on 1/23/2021; and 2,664 shares on 1/24/2021.

(10)

2017‑2019 Performance Shares settled with vesting date — 7,298 shares on 1/25/2020.  2017‑2019 Performance Shares to be settled with vesting date — 2,125 shares on 4/28/2020.  Target 2018‑2020 and 2019‑2021 Performance Shares contingent on meeting performance thresholds with vesting date — 7,993 shares on 1/24/2021; and 7,495 shares on 1/23/2022.

(11)

Vesting date of time-based RSUs — 2,498 shares each on 1/23/2020 and 1/23/2022; 2,665 shares on 1/24/2020; 1,354 shares on 1/25/2020; 1,052 shares on 4/28/2020; 2,499 on 1/23/2021; and 2,664 shares on 1/24/2021.

(12)

2017‑2019 Performance Shares settled with vesting date — 5,472 shares on 1/25/2020.  2017‑2019 Performance Shares to be settled with vesting date — 4,249 shares on 4/28/2020.  Target 2018‑2020 and 2019‑2021 Performance Shares contingent on meeting performance thresholds with vesting date — 7,993 shares on 1/24/2021; and 7,495 shares on 1/23/2022.

Option Exercises and Stock Vested

The following table contains information concerning option exercises and stock award activity during 2019 for the NEOs:

OPTION EXERCISES AND STOCK VESTED FOR 2019

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Matthew J. Cox	—	—	46,263	1,544,063
Joel M. Wine	—	—	12,761	425,899
Ronald J. Forest	6,272	113,594	9,336	318,671
Peter T. Heilmann	—	—	10,305	346,288
John P. Lauer	—	—	8,277	280,965

The pre-tax value realized in column (e) was calculated based on the market value of Matson common stock on the vesting date.  No amounts realized upon exercise of options or vesting of stock have been deferred.

Pension Benefits

The following table contains information concerning pension benefits for the NEOs as of December 31, 2019:

PENSION BENEFITS FOR 2019

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Matthew J. Cox	Qualified Retirement Plan — Traditional portion	10.6	620,285	—
	Qualified Retirement Plan — Cash Balance portion	8.0	130,991	—
	Excess Benefits Plan — Pension portion	18.6	1,467,204	—

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Joel M. Wine	Qualified Retirement Plan — Traditional portion	—	—	—
	Qualified Retirement Plan — Cash Balance portion	8.0	151,413	—
	Excess Benefits Plan — Pension portion	8.0	282,574	—
Ronald J. Forest	Qualified Retirement Plan — Traditional portion	16.8	1,058,018	—
	Qualified Retirement Plan — Cash Balance portion	8.0	117,258	—
	Excess Benefits Plan — Pension portion	24.8	928,091	—
Peter T. Heilmann	Qualified Retirement Plan — Traditional portion	—	—	—
	Qualified Retirement Plan — Cash Balance portion	7.6	134,169	—
	Excess Benefits Plan — Pension portion	7.6	140,570	—
John P. Lauer	Qualified Retirement Plan — Traditional portion	3.6	264,467	—
	Qualified Retirement Plan — Cash Balance portion	8.0	123,138	—
	Excess Benefits Plan — Pension portion	11.6	107,033	—

Actuarial assumptions used to determine the present values of the pension benefits include discount rates for qualified and non-qualified retirement plans of 3.4% and 2.8%, respectively.  The assumed retirement age is 65 for Messrs. Wine and Heilmann, and age 62 with five years of service (or current age, if greater) for other NEOs.  Qualified plan benefits (traditional defined benefit and cash balance) are assumed to be paid on a single life annuity basis (however, the cash balance portion may be paid in a lump sum at the election of the executive).  The cash balance accounts are projected to the assumed retirement age using an interest credit rate of 1.75% for 2020 and increasing 50 basis points per year to an ultimate rate of 3.75% for 2024 and later and assume no future pay credits.  The projected qualified plan cash balance accounts were converted to life annuities at the assumed retirement age using the annuity conversion interest assumptions and mortality used in Matson’s financial disclosures, i.e., 3.25% for 2020, increasing 50 basis points per year to 5.25% for 2024 and later, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code.  The Applicable Mortality Table is defined by the IRS for years through 2020, and for subsequent years, the assumption is that the IRS will continue to apply the same annual mortality improvements as it did through 2020 in each future year.

The Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a single life annuity basis plus the cash balance account.  The present values were determined based on interest rates (with 26% marginal tax rate adjustment) used in Matson’s financial disclosures, i.e., 2.41% for 2020, increasing 37 basis points per year to 3.89% for 2024 and later, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code.  The cash balance accounts assume no future pay credits.

Retirement Plan for Employees of Matson.  The Retirement Plan for Employees of Matson (the “Qualified Retirement Plan”) provides pension benefits to the Company’s employees including the NEOs.  Effective December 31, 2011, the Company froze the benefits that had accumulated under the traditional defined benefit formula under the Qualified Retirement Plan for those salaried non-bargaining unit employees who joined the Company before January 1, 2008 and transitioned them to the same cash balance formula applicable to employees who joined the Company on or after January 1, 2008.

The traditional defined benefit formula was based on participants’ service and average monthly compensation in the five highest consecutive years of their final 10 years of service through December 31, 2011.  Compensation included base salary, overtime pay and one-year bonuses.  The amounts were expressed as a single life annuity payable at the normal retirement age of 65.  An employee became vested after five years of service with the Company or attainment of age 65.  An employee may take early retirement at age 55 or older, if the employee has already completed at least five years of service with the Company.  If an employee retires early, the same formula for normal retirement is used, although the benefit will be reduced for commencement before age 62 because the employee will receive payment early and over a longer period of time.

Effective January 1, 2012, a cash balance formula provides a retirement benefit equal to 5% of an employee’s eligible cash compensation, for each year worked while covered by the cash balance formula, plus interest.  The vesting period was reduced from five years to three years for an employee with a cash balance benefit.  At retirement or other separation from service, the employee may elect to receive the vested cash balance portion of his Qualified Retirement Plan benefits as a lump sum or an actuarially equivalent annuity.

Matson Excess Benefits Plan.  The Excess Benefits Plan was adopted to help the Company meet its objectives for retirement plans, including assisting employees with retirement income planning, increasing the attractiveness of employment with the Company and attracting mid-career executives.  The Excess Benefits Plan works together with the Qualified Retirement Plan and 401(k) Plan to provide Company pension benefits and profit sharing contributions in amounts equal to what otherwise would have been provided using the Qualified Retirement Plan’s and 401(k) Plan’s formulas except for the compensation, contribution, and benefits limits imposed by tax law.  Effective December 31, 2011, the Company also froze pension benefits that had accumulated under the traditional defined benefit formula under the Excess Benefits Plan and implemented the cash balance formula for eligible employees of the Excess Benefits Plan effective January 1, 2012.  Under the pension portion of the Excess Benefits Plan associated with the Qualified Retirement Plan, benefits under the traditional defined benefit formula are payable after the executive’s separation from service in a lump sum that is actuarially equivalent to the annuity form of payment, and the cash balance account is paid as a lump sum.  Under the profit sharing portion of the Excess Benefits Plan associated with the 401(k) Plan, amounts are credited to executives’ accounts, to be payable after the executive’s separation from service.

Non-Qualified Deferred Compensation

The following table contains information concerning non-qualified deferred compensation for the NEOs in 2019.

2019 NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)
Matthew J. Cox	—	—	3,007	—	95,526
Joel M. Wine	—	—	1,037	—	32,946
Ronald J. Forest	—	—	611	—	19,410
Peter T. Heilmann	—	—	381	—	12,118
John P. Lauer	—	—	196	—	6,216

(1)	Amounts reflected in this section relate to excess profit sharing retirement contributions made by the Company under the Matson Excess Benefits Plan.
(2)	Represents the aggregate balance as of December 31, 2019.

Other Potential Post-Employment Payments

Change in Control Agreements.  Matson does not have employment agreements with any of its NEOs.  In order to establish agreed-upon terms with its senior executives in connection with a possible future occurrence of a change in control of the Company, Matson has entered into Change in Control Agreements with all of the NEOs, which are intended to encourage their continued employment with Matson by providing them with greater security in the event of termination of their employment following a change in control of Matson.  The Company has adopted a participation policy that extends these agreements only to senior level executives whose employment would be most likely at risk upon a change in control.  Each Change in Control Agreement has a term running through December 31, 2019 and is automatically extended for a successive one-year period every January 1, unless terminated by Matson on or before December 1 of the preceding year.  The Change in Control Agreements provide for certain severance benefits if the executive’s employment is terminated by Matson without “cause” or by the executive for “good reason”, in each case as defined in the agreement, following a “Change in Control Event” of Matson, as defined to comply with Internal Revenue Code Section 409A, as follows.  Upon termination of employment under these circumstances, the executive will be entitled to receive (i) a lump-sum severance payment equal to two times the sum of the executive’s base salary and target bonus, (ii) pro rata payment at target with respect to outstanding contingent incentive awards for uncompleted performance periods, (iii) lump sum payment of amounts due the executive under deferred compensation plans, and (iv) an amount equal to the spread between the exercise price of outstanding options held by the executive and the fair market value at the time of termination.  In addition, Matson will maintain all (or provide similar) employee health and welfare benefit plans for the executive’s continued benefit for a period of two years after termination.  Matson will also reimburse executives for individual outplacement counseling services.  These are “double trigger” agreements where no payments are made and long-term incentives do not accelerate unless both a change in control and a qualifying termination of employment occurs.  In the event that any amount payable to the executive is deemed under the Internal Revenue Code to be made in connection with a change in control of the Company, and such payments would result in the excise tax imposed on “excess parachute payments” under the Internal Revenue Code, the Change in Control Agreements provide that the executive’s payments will be reduced to an amount that would not result in the imposition of the excise tax, to the extent that such reduction would result in a greater after‑tax benefit to the executive.  No tax gross-up payments are provided by the Change in Control Agreements.

Executive Severance Plan.  The Company also maintains the Severance Plan that covers the NEOs.  The purpose of the Severance Plan is to retain key employees and to encourage such employees to use their best business judgment in managing the Company’s affairs.  The Severance Plan continues from year to year, subject to a periodic review by the Compensation Committee.  The Severance Plan provides certain severance benefits if a designated executive is involuntarily terminated without “cause” (as defined in the Severance Plan) or laid off from employment as part of a job elimination/restructuring or reduction in force.  Upon such termination of employment, the executive will be entitled to receive an amount equal to six months’ base salary, payable in equal installments over a period of one year, continued payment by the Company of life and AD&D insurance premiums for a period of 12 months, and payment of COBRA premiums for continued group health plan coverage for a maximum period of 12 months.  If the executive executes a release agreement prepared by the Company, the executive shall receive additional benefits, including an additional six months of base salary, reimbursement for outplacement counseling services and a prorated share of incentive plan awards at target levels under the CIP that would have been payable to the executive had he or she remained employed until the end of the applicable performance period.

Voluntary Resignation.  If the executive voluntarily resigns from the Company, no amounts are payable under the Severance Plan or the CIP (other than in the case of voluntary resignation in connection with retirement for benefits under the CIP only).  The executive may be entitled to receive retirement and retiree health and medical benefits to the extent those benefits have been earned or vested under the provisions of the plans.  The executive may have three to six months after termination to exercise stock options to the degree vested at the time of termination.  In addition, the executive would be entitled to any amounts voluntarily deferred (and the earnings accrued) under the deferred compensation plan and the 401(k) Plan.

Treatment of Equity.  Upon a change in control, the performance vesting requirements for Performance Shares will terminate and the number of Performance Shares that may be issuable to each participant becomes fixed based on a formula determined by multiplying the target number of shares by either 50% (if the change in control is consummated during the first 18 months of the performance period) or 100% (if the change in control is consummated after the first 18 months of the performance period but prior to the completion of the performance period) (the “Change in Control Shares”).

If the Performance Share awards are assumed or continued by the successor entity (or are replaced with a cash incentive program of comparable value), the awards will continue to vest based on the service vesting requirements through the end of the performance period, on the basis of the number of Change in Control Shares.  If the participant’s employment terminates prior to the end of the performance period by reason of the participant’s early retirement, normal retirement, death, or permanent disability, then, upon a change in control or, if later, separation from service, the participant will vest in a pro‑rated portion of the Change in Control Shares based on the number of months of service completed by the participant during the performance period.  Additionally, if the awards are assumed or continued by the successor entity, and a participant has an involuntary termination without cause or resigns for good reason, in either case within 24 months following the change in control, the participant will become vested in the Change in Control Shares.

If the Performance Share awards are not assumed by the successor entity, and the participant continues in service through the effective date of the change in control, the participant will vest in the Change in Control Shares upon the closing of the change in control.  However, if a participant ceases service prior to a change in control by reason of early retirement, normal retirement, death, or permanent disability then, upon a change in control, the participant will vest in a pro‑rated portion of the Change in Control Shares based on the number of months of service completed by the participant during the performance period.

Upon a change in control, there is no accelerated vesting for options or time-based RSUs if these awards are either assumed by the successor entity or replaced with a cash incentive program of comparable value.

Other benefits, as described in the section of this Proxy Statement entitled “Pension Benefits”, may include accrued, vested benefits under the Matson Qualified Retirement Plan and the Excess Benefits Plan.

The following tables show the potential value to each executive under various termination-related scenarios, assuming that the termination of employment or other circumstance resulting in payment occurred on December 31, 2019:

EXECUTIVE TERMINATION SCENARIOS

Matthew J. Cox

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($)(1)	Termination w/ Cause ($)	Voluntary Resignation ($)	Retirement ($)(2)	Death ($)	Disability ($)(3)
Cash Severance	3,278,180	1,639,090	—	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	1,624,418	1,624,418	1,624,418	1,624,418	1,624,418	1,624,418	—
Present Value of Annuity(5)	753,211	753,211	753,211	753,211	753,211	479,335	—
Health and Welfare Benefits	104,239	49,586	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—	—
Long-Term Incentives(6)	5,452,736	—	—	—	3,663,056	3,758,605	3,758,605

Total (lump sum)	10,469,574	3,323,094	1,624,418	1,624,418	5,287,474	5,383,023	3,758,605
Total (annuity)	753,211	753,211	753,211	753,211	753,211	479,335	—

Excise Tax Response	No Cap and No Gross Up	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	—	—	—	—	—	—	—
Total Value Vesting at or After Termination	10,469,574	3,323,094	1,624,418	1,624,418	5,287,474	5,383,023	3,758,605

Joel M. Wine

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($)(1)	Termination w/ Cause ($)	Voluntary Resignation ($)	Retirement ($)(2)	Death ($)	Disability ($)(3)
Cash Severance	1,807,328	903,664	—	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	254,467	254,467	254,467	254,467	Not yet eligible	254,467	—
Present Value of Annuity(5)	151,413	151,413	151,413	151,413	—	142,933	—
Health and Welfare Benefits	104,251	49,586	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—	—
Long-Term Incentives(6)	1,313,087	—	—	—	Not yet eligible	1,100,435	1,100,435

Total (lump sum)	3,489,133	1,217,717	254,467	254,467	—	1,354,902	1,100,435
Total (annuity)	151,413	151,413	151,413	151,413	—	142,933	—

Excise Tax Response	No Cap and No Gross Up	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	—	—	—	—	—	—	—
Total Value Vesting at or After Termination	3,489,133	1,217,717	254,467	254,467	—	1,354,902	1,100.435

Ronald J. Forest

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($)(1)	Termination w/ Cause ($)	Voluntary Resignation ($)	Retirement ($)(2)	Death ($)	Disability ($)(3)
Cash Severance	1,803,530	901,765	—	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	928,091	928,091	928,091	928,091	928,091	928,091	—
Present Value of Annuity(5)	1,175,276	1,175,276	1,175,276	1,175,276	1,175,276	676,761	—
Health and Welfare Benefits	104,251	49,856	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—	—
Long-Term Incentives(6)	1,322,144	—	—	—	761,918	952,912	952,912

Total (lump sum)	4,168,017	1,889,442	928,091	928,091	1,690,009	1,881,003	952,912
Total (annuity)	1,175,276	1,175,276	1,175,276	1,175,276	1,175,276	676,761	—

Excise Tax Response	No Cap and No Gross Up	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	—	—	—	—	—	—	—
Total Value Vesting at or After Termination	4,168,017	1,889,442	928,091	928,091	1,690,009	1,881,003	952,912

Peter T. Heilmann

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($)(1)	Termination w/ Cause ($)	Voluntary Resignation ($)	Retirement ($)(2)	Death ($)	Disability ($)(3)
Cash Severance	1,442,824	721,412	—	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	130,130	130,130	130,130	130,130	Not yet eligible	130,130	—
Present Value of Annuity(5)	134,169	134,169	134,169	134,169	—	117,908	—
Health and Welfare Benefits	102,080	48,947	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—	—
Long-Term Incentives(6)	1,097,377	—	—	—	Not yet eligible	920,153	920,153

Total (lump sum)	2,782,411	910,489	130,130	130,130	—	1,050,283	920,153
Total (annuity)	134,169	134,169	134,169	134,169	—	117,908	—

Excise Tax Response	No Cap and No Gross Up	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	—	—	—	—	—	—	—
Total Value Vesting at or After Termination	2,782,411	910,489	130,130	130,130	—	1,050,283	920,153

John P. Lauer

	Change in Control w/ Involuntary Termination ($)	Termination w/o Cause ($)(1)	Termination w/ Cause ($)	Voluntary Resignation ($)	Retirement ($)(2)	Death ($)	Disability ($)(3)
Cash Severance	1,280,508	640,254	—	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	111,177	111,177	111,177	111,177	111,177	111,177	—
Present Value of Annuity(5)	388,461	388,461	388,461	388,461	388,461	257,742	—
Health and Welfare Benefits	82,051	37,234	—	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—	—
Long-Term Incentives(6)	1,100,396	—	—	—	738,571	792,676	792,676

Total (lump sum)	2,584,133	798,665	111,177	111,177	849,748	903,853	792,676
Total (annuity)	388,461	388,461	388,461	388,461	388,461	257,742	—

Excise Tax Response	Capped Benefits	N/A	N/A	N/A	N/A	N/A	N/A
Forfeiture to Avoid Excise Tax	(362,655)	—	—	—	—	—	—
Total Value Vesting at or After Termination	2,221,477	798,665	111,177	111,177	849,748	903,853	792,676

(1)	Assumes execution of an acceptable release agreement as provided by the Severance Plan.
(2)

Normal retirement is at age 65.  An employee with five years of service may retire at age 62 with unreduced traditional defined benefit pension benefits under Qualified Retirement Plan.  Employees may elect early retirement after attaining 55 years of age and completing five years of service.  Messrs. Cox, Forest and Lauer are the only NEOs eligible for early retirement as of year-end.

(3)

If an NEO is disabled, he will continue to accrue credited vesting service as long as he is continuously receiving disability benefits under Matson’s sickness benefits plan or long-term disability benefit plan.  Should the NEO stop receiving disability benefits, the accrual of credited vesting service will cease.  Upon the later of attainment of age 65 or the date at which he is no longer eligible for disability benefits, the NEO will be entitled to receive a pension benefit based on his years of credited benefit service and his compensation prior to his becoming disabled.

(4)	Includes benefits under the Qualified Retirement Plan and the Excess Benefits Plan.
(5)	Represents the present value of amount paid as an annuity.
(6)	Includes the value of accelerated vesting of restricted stock units based on the closing share price on December 31, 2019.

All amounts shown are lump-sum payments, unless otherwise noted.  Assumed discount rates for qualified and non-qualified retirement plans are 3.4% and 2.8%, respectively.  The assumed retirement age is the current age if eligible for early retirement (at least age 55 with 5 years of service); otherwise it is the normal retirement age 65.  Qualified plan benefits (traditional defined benefit and cash balance) are assumed to be paid on a life annuity basis (however, the cash balance portion could be paid in a lump sum).  The cash balance accounts are projected to the assumed retirement age using an interest credit rate of 1.75% for 2020 and increasing 50 basis points per year to an ultimate rate of 3.75% for 2024 and later and assume no future pay credits.  The projected qualified plan cash balance accounts were converted to life annuities at the assumed retirement age using the annuity conversion interest assumptions and mortality used in Matson’s financial disclosures, i.e., 3.25% for 2020, increasing 50 basis points per year to 5.25% for 2024 and later, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code.  The Applicable Mortality Table is defined by the

IRS for years through 2020, and for subsequent years, the assumption is that the IRS will continue to apply the same annual mortality improvements as it did through 2020 in each future year.

The Excess Benefits Plan benefits are paid, upon termination, as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a life annuity basis plus the cash balance account.  These present values were based on interest rates and mortality used in Matson’s financial disclosures, i.e., 2.41% for 2020, increasing 37 basis points per year to 3.89% in 2024 and later; with a 26.0% marginal tax rate adjustment and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code.

Statements in this section that are not historical facts are “forward‑looking statements” that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward‑looking statement.

PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Shareholders are being asked to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs.

Matson’s compensation philosophy is to align the Company’s objectives with shareholder interests through a compensation program that attracts, motivates and retains talented executives, and rewards outstanding performance.  The CD&A section of this Proxy Statement, beginning on page 23 discusses Matson’s policies and procedures that implement compensation philosophy.  Highlights of Matson’s compensation program include the following:

•

Executive compensation is closely aligned with performance.  In 2019, 80% of the CEO’s and approximately 65% of the other NEOs’ target total direct compensation was variable and performance-based.  The ratio of variable compensation is consistent with market practices.

•

The cash incentive compensation paid to the NEOs in 2019 illustrate the Company’s commitment to pay‑for‑performance.  Below target performance of the overall Company goals and above target performance of individual goals resulted in payouts for NEOs ranging from approximately 91% to 97% of their respective targets.

•	Performance Share awards use ROIC and TSR measured over a three-year performance period to balance Matson’s annual incentive plan which uses EBITDA and individual operational goals.
•

Matson maintains (i) a no-fault clawback policy that applies to all senior management, (ii) a policy prohibiting hedging and other speculative transactions involving Company stock, and (iii) stock ownership guidelines for executive officers and Board members.

Promote Good and Discourage Bad Pay Practices.  In addition to actions described above, the Company continues to monitor its existing pay practices, as highlighted below, to ensure that it adopts the best practices to the extent they are aligned to the business goals and strategy of the Company, as well as shareholder interests.

Promote Good Pay Practices	Discourage Bad Pay Practices

    Change in control agreements that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made

    Pay packages for the CEO and NEOs that are in line with the Company’s peer group

    Different financial, operating and stock price performance metrics to determine incentive payments in annual and long-term incentive awards

    Vesting of 50% of annual equity award is tied to achievement of specified performance goals, including relative TSR

    Strong executive and director stock ownership guidelines

    Minimum vesting periods of three years on all equity awards to senior executives

    No-fault clawback policy that applies to all senior management

×    No employment contracts with any executive officer

×    No guaranteed bonus payments to executive officers

×    No bonus payouts that are not tied to performance

×    No single trigger vesting of equity in change of control

×    No pension payouts that are not proportional to pension payouts to employees generally

×    No excessive perquisites

×    No excessive severance or change in control provisions

×    No tax reimbursements or gross-ups

×    No dividends or dividend equivalents paid on unvested Performance Shares

×    No unreasonable internal pay disparity

×    No re-pricing or replacing of underwater stock options, without prior shareholder approval

Promote Good Pay Practices	Discourage Bad Pay Practices
 Policy prohibiting hedging and other speculative transactions involving Company stock by employees, officers and directors	× No above-market interest on deferred compensation plans

The following resolution is being submitted for a shareholder advisory vote at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2019 Summary Compensation Table and the other related tables and disclosure.”

Although the advisory vote is non-binding, the Compensation Committee and the Board will review the results of the vote and consider them in future determinations concerning Matson’s executive compensation program.  Under the Board’s policy of providing for annual say‑on‑pay votes, the next say‑on‑pay vote will occur at our 2021 Annual Meeting of Shareholders.

The Board of Directors recommends that shareholders vote “FOR” the approval of the resolution relating to executive compensation.

AUDIT COMMITTEE REPORT

The Audit Committee provides assistance to the Board of Directors in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of Matson, including the review and approval of all related person transactions required to be disclosed in this Proxy Statement.  Among other things, the Audit Committee reviews and discusses with management and Deloitte & Touche LLP, Matson’s independent registered public accounting firm, the results of the year-end audit of Matson, including the auditors’ report and audited consolidated financial statements.  In this context, the Audit Committee has reviewed and discussed Matson’s audited consolidated financial statements with management, has discussed with Deloitte & Touche LLP the matters required to be discussed under applicable Public Company Accounting Oversight Board rules and, with and without management present, has discussed and reviewed the results of the independent registered public accounting firm’s audit of the consolidated financial statements.

The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s  communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.  The Audit Committee has determined that the provision of non-audit services rendered by Deloitte & Touche LLP to Matson is compatible with maintaining the independence of Deloitte & Touche LLP from Matson in the conduct of its auditing function.

In compliance with applicable SEC rules, the Audit Committee has adopted policies and procedures for Audit Committee approval of audit and non-audit services.  Under such policies and procedures, the Audit Committee pre‑approves or has delegated to the Chair of the Audit Committee authority to pre‑approve all audit and non‑prohibited, non‑audit services performed by the independent registered public accounting firm in order to provide that such services do not impair the auditor’s independence.  Any additional proposed services or costs exceeding pre‑approved cost levels require additional pre-approval as described above.  The Audit Committee may delegate pre-approval authority to one or more of its members for services not to exceed a specific dollar amount per engagement.  Requests for pre‑approval include a description of the services to be performed, the fees to be charged and the expected dates that the services will be performed.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Matson’s audited consolidated financial statements be included in Matson’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019  for filing with the SEC.  The Audit Committee also has appointed Deloitte & Touche LLP as Matson’s independent registered public accounting firm.

The foregoing report is submitted by Ms. Lau (Chair), Mr. Baird and Admiral Fargo.

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the external auditor.  The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm of Matson for the ensuing year, and the Audit Committee recommends that shareholders vote in favor of ratifying such appointment.

Deloitte has served Matson since at least 1976.  Each year, the Audit Committee reviews the qualifications, independence and performance of the Company’s independent auditors, and considers whether to retain Deloitte and whether such service continues to be in the best interests of Matson and our shareholders.  When conducting its latest review of Deloitte, the Audit Committee actively engaged with Deloitte’s engagement partner and senior leadership when appropriate, solicited feedback from Matson’s senior and financial management, and considered, among other things:

•	The quality and scope of the audit;
•	The independence of the firm, including policies and processes for maintaining its independence;
•	The performance of the lead engagement partner and the quality of the engagement team;
•	The quality and candor of the firm’s communications with the Audit Committee and management;
•	The capability and expertise of the team;
•	The firm’s tenure as our independent auditor and its familiarity with our operations and business, accounting policies and practices, and internal control over financial reporting;
•	The appropriateness of the firm’s fees relative to both efficiency and audit quality;
•	External data relating to audit quality and performance, including PCAOB reports; and
•	Senior management’s assessment of the firm’s performance;

Based on this evaluation, the Audit Committee and the Board of Directors believe that Deloitte is independent and that it is in the best interests of Matson and our shareholders to retain Deloitte to serve as our independent auditors for 2020.

Although shareholder ratification of this appointment is not required by law, the Board believes that it is desirable as a matter of corporate governance.  If shareholders do not ratify the appointment of Deloitte, it will be considered as a recommendation to the Board and the Audit Committee to consider the retention of a different firm.

The Audit Committee is responsible for the overall audit fee negotiations with Deloitte and receives regular updates from Deloitte as to amounts billed to Matson.  For the years ended December 31, 2019 and December 31, 2018, professional services were performed by Deloitte (including consolidated affiliates) as follows:

	Audit Fees(1) ($)	Audit-Related Fees(2) ($)	Tax Fees(3) ($)	All Other Fees ($)
2019	2,400,000	20,000	75,000	0
2018	2,640,000	0	95,000	0

(1)

Includes aggregate fees billed for the audit of the Company’s annual consolidated financial statements included in the Company’s Annual Report on Form 10‑K, including Sarbanes-Oxley Section 404 attestation-related work, for the reviews of the interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10‑Q, and for audit services provided in connection with other regulatory or statutory filings.

(2)	For 2019, includes aggregate fees billed for work related to the Company’s Title XI application.
(3)	Includes aggregate fees billed for tax compliance services and other tax related consultations.

Representatives of Deloitte are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm for the year ending December 31, 2020.

OTHER BUSINESS

The Board of Directors of Matson knows of no other business to be presented for shareholder action at the Annual Meeting.  However, should matters other than those included in this Proxy Statement properly come before the Annual Meeting, the proxyholders named in the accompanying proxy will use their best judgment in voting upon them.

SHAREHOLDER PROPOSALS FOR 2021

Proposals of shareholders submitted pursuant to Rule 14a‑8 under the Exchange Act for inclusion in the Proxy Statement for Matson’s 2021  Annual Meeting of Shareholders must be received at the headquarters of Matson on or before the close of business on November 10,  2020 in order to be considered for inclusion in the 2021  Proxy Statement and proxy.  Matson’s Bylaws require that notice of shareholder proposals made outside of Rule 14a‑8 under the Exchange Act must be received by the Corporate Secretary, in accordance with the requirements of the Bylaws, not later than December 24,  2020 and not earlier than November 24,  2020.  If the annual meeting is not called for a date which is within 25 days of the anniversary date of the prior annual meeting, a shareholder’s notice must be given not later than the close of business on the 10th day after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.

The Company’s Bylaws provide that no person (other than a person nominated by the Board) will be eligible to be elected a director at an annual meeting of shareholders unless the Corporate Secretary has received, not later than December 24, 2020 and not earlier than November 24, 2020, a written shareholder’s notice in proper form that the person’s name be placed in nomination.  If the annual meeting is not called for a date which is within 25 days of the anniversary date of the prior annual meeting, a shareholder’s notice must be given not later than the close of business on the 10th day after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.  To be in proper written form, a shareholder’s notice must include information about each nominee and the shareholder making the nomination in accordance with the requirements of the Bylaws.  The notice also must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.  The chairman of the meeting may refuse to acknowledge or introduce any shareholder proposal or nomination if notice thereof is not received within the applicable deadlines or does not comply with the Bylaws.

Any such proposal or nomination should be directed to the attention of Rachel C. Lee, Corporate Secretary, at 555 12th Street, Oakland, California 94607.  If a shareholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a‑4, the proxyholders named in the accompanying proxy will be allowed to use their discretionary voting authority to vote on any such proposal or nomination in accordance with their best judgment if and when the matter is raised at the meeting.

SHAREHOLDERS WITH THE SAME ADDRESS

The Company may elect to “household” the mailing of the proxy statement and our annual report for individual shareholders sharing an address with one or more other shareholders.  This means that only one annual report and proxy statement will be sent to that address unless one or more shareholders at that address specifically elect to receive separate mailings.  Shareholders who participate in householding will continue to receive separate proxy cards.  Also, householding will not affect dividend check mailings.  We will promptly send a separate annual report and proxy statement to a shareholder at a shared address on request.  Shareholders with a shared address may also request us to send separate annual reports and proxy statements in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address.

Requests related to householding should be mailed to Matson, Inc., 555 12th Street, Oakland, California 94607, Attn: Corporate Secretary or you may call (510) 628‑4000.  If you are a shareholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.

COPIES OF ANNUAL REPORT ON FORM 10‑K

A copy of the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2019  (including the consolidated financial statements and consolidated financial statement schedules) will be sent to any shareholder without charge by contacting Matson, Inc., 555 12th Street, Oakland, California 94607, Attn: Corporate Secretary, or by calling (510) 628‑4000.

Exhibit A

This Proxy Statement includes non-GAAP measures.  While Matson reports financial results in accordance with U.S.  generally accepted accounting principles (“GAAP”), the Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period.  These non-GAAP measures include Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”).

EBITDA Reconciliation

	Years Ended
	December 31,
(In millions)	2019	2018	Change
Net Income	$82.7	$109.0	$(26.3)
Add: Income taxes	25.1	38.7	(13.6)
Add: Interest expense	22.5	18.7	3.8
Add: Depreciation and amortization	99.7	93.5	6.2
Add: Dry-dock amortization	34.3	37.4	(3.1)
EBITDA (1)	$264.3	$297.3	$(33.0)

(1)

EBITDA is defined as the sum of net income plus income taxes, interest expense and depreciation and amortization (including deferred dry-docking amortization).  EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity.  Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance.

A-1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 22, 2020 for shares held directly and by 11:59 p.m. Eastern Time on April 20, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 22, 2020 for shares held directly and by 11:59 p.m. Eastern Time on April 20, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. MATSON, INC. 1411 SAND ISLAND PARKWAY HONOLULU, HI 96819 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E91250-P34525-Z76459 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. MATSON, INC. The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) Meredith J. Ching 02) Matthew J. Cox 03) Thomas B. Fargo 04) Mark H. Fukunaga 05) Stanley M. Kuriyama 06) Constance H. Lau 07) Jenai S. Wall The Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain ! ! ! ! ! ! 2. Advisory vote to approve executive compensation. 3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly be brought before the meeting or any adjournment or postponement thereof. ! For address change/comments, mark here. (see reverse for instructions) ! Yes ! No Please indicate if you plan to attend the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders To Be Held on April 23, 2020: The Annual Report & Form 10-K and Notice of Meeting & Proxy Statement are available at www.proxyvote.com. E91251-P34525-Z76459 MATSON, INC. Annual Meeting of Shareholders April 23, 2020 8:30 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Matthew J. Cox and Peter T. Heilmann, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MATSON, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 AM, HST on April 23, 2020, at the Bankers Club, First Hawaiian Center, 30th FL, 999 Bishop Street, Honolulu, Hawaii, and any adjournment or postponement thereof. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address change/comments: